                                                                       EXHIBIT 1

                               PURCHASE AGREEMENT

     This Purchase Agreement (this "Agreement") is made as of August ___, 1995,
                                    ---------
by and among AmeriQuest Technologies, Inc., a Delaware corporation (the

"Company"), Computer 2000 AG, a company duly organized under the laws of the
 -------
Federal Republic of Germany ("C2000"), and Computer 2000 Inc., a Delaware
                              -----
corporation that is a wholly-owned subsidiary of C2000 ("Sub").
                                                         ---

                                    RECITALS

     WHEREAS, pursuant to the Loan Agreement dated as of November 14, 1994 (the "Loan Agreement") between C2000 and AmeriQuest 2000, Inc., a Delaware
 --------------
corporation that is a wholly-owned subsidiary of the Company (the "Borrower"),
                                                                   --------
C2000 provided to Borrower loans totaling $18,000,000 (such loans are collectively referred to as the "Loan"). The Loan is evidenced by Exchangeable
                                 ----
Promissory Notes of the Borrower (the "Notes").  The proceeds of the Loan were
                                       -----
loaned by the Borrower to the Company, which loan was evidenced by promissory notes of the Company (the "AmeriQuest Notes"). The Loan was secured, pursuant
                           ----------------
to a Note Pledge Agreement, by a pledge by the Borrower of a first priority security interest in the AmeriQuest Notes and, pursuant to a Stock Pledge Agreement, by a pledge by the Company of a security interest in (i) the shares of common stock of Robec, Inc., a Pennsylvania corporation ("Robec"), held by
                                                             -----
the Company, (ii) the shares of common stock of AmeriQuest/NCD, Inc., a Florida corporation ("AQ/NCD"), held by the Company, (iii) the shares of common stock of
              ------
AmeriQuest/Kenfil, Inc., a Delaware corporation ("Kenfil"), held by the Company
                                                  ------
and (iv) all other securities of Robec, AQ/NCD or Kenfil thereafter acquired by the Company or its affiliates (collectively, the "Shares") (the AmeriQuest Notes
                                                  ------
and the Shares are referred to herein as the "Collateral").
                                              ----------

     WHEREAS, concurrently with entering into the Loan Agreement, the Company and C2000 entered into the Investment Agreement dated as of November 14, 1994 (the "Investment Agreement") under which, among other matters, (i) the Company
      --------------------
was obligated to issue to C2000 8,108,108 shares of the Company's Common Stock, par value $0.01 per share ("Common Stock") at $2.22 per share in the event that
                            ------------
C2000 or Sub assigned the Notes to the Company in accordance with the terms thereof, (ii) the Company was obligated to issue to C2000 additional shares of the Company's Common Stock for an aggregate purchase price of $32,000,000 and
(iii) the Company was obligated to grant certain option rights to C2000 to acquire additional shares of the Company's Common Stock.

     WHEREAS, in recognition of changes in circumstances and the failure of certain conditions set forth in the Investment Agreement to be met, the parties desire to provide for C2000 or Sub to acquire shares of the Company's Preferred Stock and options, warrants and certain other rights to purchase shares of the Company's Common and Preferred Stock in exchange for delivery of the Notes and payment of $31,250,000. The Notes will be assigned to the Company in exchange for the issuance by the Company of 810,811 shares of the

Company's Series A Preferred Stock (each share initially convertible into 10 shares of Common Stock) and warrants to purchase 657,289 shares of Series D Preferred Stock (each share initially convertible into 10 shares or Common Stock) exercisable at $.53 per share; resulting in, assuming full exercise of the warrants and the payment of the exercise price therefor and conversion of the Preferred Stock to Common Stock, the issuance of 14,681,000 shares of the Company's Common Stock at an average purchase price of approximately $1.25 per share. In addition in exchange for $31,250,000, the Company will issue to C2000 or Sub 1,785,714 shares of Series B Preferred Stock (each share initially convertible into 10 shares of Common Stock) and warrants to purchase 746,186 shares of Series D Preferred Stock (each share initially convertible into 10 shares of Common Stock) exercisable at $.53 per share; resulting in, assuming full exercise of the Warrants and payment of the exercise price therefor and conversion of the Preferred Stock to Common Stock, the issuance of 25,319,000 shares of the Company's Common Stock at an average purchase price of approximately $1.25 per share. Furthermore, the Company will issue to C2000 or Sub options and warrants to enable C2000 or Sub to maintain its ownership percentage, with all such stock, options, warrants and other rights to be issued on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the parties hereto agree as follows:

                                   ARTICLE I

     1.1  CERTAIN DEFINED TERMS.  As used in this Agreement, in addition to the
          ---------------------
terms defined elsewhere in the Agreement (including in the Recitals), the following terms will have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "AFFILIATE" will have the meaning ascribed to that term in Rule 12b-2 promulgated under the Exchange Act by the SEC, as in effect on the date hereof.

     "CLOSING" will mean the closing provided for in Section 2.4.

     "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any note, bond or security issued by such Person or of any mortgage, indenture, deed of trust, lease, license, franchise, contract, agreement, instrument or undertaking to which such Person is a party or to which it or any of its property or assets is subject.

     "CONVERTIBLE SECURITIES" will mean all options and warrants exercisable for the Company's Common Stock (or other equity securities), securities convertible into the Company's Common Stock (or other equity securities) and any other rights to acquire, directly or indirectly, shares of the Company's Common Stock (or other equity securities), other than those granted under this Agreement; provided, however, that the term Convertible Securities will not apply to any Robec Acquisition Shares (as that term is defined in Section 2.2(a)) or any Unit Warrant Shares (as that term is defined in Section 2.2(b)).

     "ENVIRONMENTAL LAW" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and

Recovery Act of 1976, as amended, and any applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items of all Governmental Authorities and all applicable judicial, administrative and regulatory decrees, judgments and orders, any of which relate to the protection of human health or the environment from the effects of Hazardous Materials, including, but not limited to, those pertaining to reporting, licensing, permitting, investigating and remediating emissions, discharges, releases or threatened releases of Hazardous Materials into the air, surface water, ground water or land, or relate to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated from time to time thereunder.

     "GAAP" means generally accepted accounting principles in the United States of America.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "HAZARDOUS MATERIAL" means any substance: (i) the presence of which requires investigation or remediation under any Environmental Law; or (ii) which is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Law; or (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is regulated by any Governmental Authority; or (iv) which contains gasoline, diesel fuel or other petroleum hydrocarbons.

     "LIEN" means any mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement or any financing lease having substantially the same economic effect as any of the foregoing).

     "MATERIAL ADVERSE EFFECT" (a) as used with respect to the Company and/or any of its Subsidiaries means a material adverse effect on (i) the business, operations, prospects, property or condition (financial or other) of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company or any Subsidiary to consummate the transactions contemplated by this Agreement or the Related Agreements or perform its obligations hereunder or thereunder or (iii) the ability of C2000 and Sub to exercise their rights under this Agreement or the Related Agreements or as a stockholder of the Company and (b) as used with respect to C2000 and Sub means a material adverse effect on (i) the business, operations, prospects, property or condition (financial or other) of C2000 and Sub and their subsidiaries taken as a whole or (ii) the ability of C2000 and Sub to consummate the transactions contemplated by this Agreement or the Related Agreements or perform their obligations hereunder or thereunder or (iii) the ability of the Company to exercise its rights under this Agreement or the Related Agreements.

     "PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company, Governmental Authority or other entity of whatever nature.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement between the Company, C2000 and Sub to be entered into concurrently herewith, the form of which is attached hereto as Exhibit E.
                                    ---------

     "RELATED AGREEMENTS" means collectively each agreement entered into by the Company, the Borrower, C2000 and/or Sub in connection with this Agreement, including without limitation the Registration Rights Agreement, the Director's Indemnification Agreement, the Warrants, Acquisition Maintenance Warrants and Unit Maintenance Warrants.

     "RELATED PERSON" means each Person required under Section 414 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder to be treated as a single employer with the Company or any Subsidiary.

     "REQUIREMENT OF LAW" means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "SEC" means the Securities and Exchange Commission.

     "SEC DOCUMENTS" means each statement or report filed by the Company under the Exchange Act, each registration statement (including amendments thereto), and any other document filed by the Company or any of its Subsidiaries with the SEC pursuant to the Securities Act or the Exchange Act, including all schedules and Company-prepared exhibits thereto.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated from time to time thereunder.

     "SUBSIDIARY" means, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement will
                     ----------         ------------
refer to a Subsidiary or Subsidiaries of the Company and will include NCD and Robec.

     "TAX" OR "TAXES" means, with respect to any Person, a net income, gross income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, transfer, occupation, premium, property or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest and any penalty, addition to tax or additional amount imposed by any jurisdiction or other taxing authority (federal, state, local or foreign) on such Person.

     "WARRANTS" means those warrants issued by the Company under this Agreement to C2000 or Sub.

     1.2  OTHER DEFINITIONS.  The capitalized terms used in this Agreement and
          -----------------
not defined in Section 1.1 are defined elsewhere in this Agreement.

                                   ARTICLE II

                             ISSUANCE OF SECURITIES

     2.1  ISSUANCE OF SHARES OF PREFERRED STOCK AND WARRANTS.  Subject to the
          --------------------------------------------------
terms and conditions set forth herein, the Company will issue and sell to C2000 (or, at C2000's election, Sub), and C2000 (or, at C2000's election, Sub) will purchase from the Company, at the Closing, shares of Preferred Stock and certain warrants to purchase shares of the Company's Preferred Stock (the "Warrants") as
                                                                   --------
follows:

          (a)  At the Closing:

          (i) C2000 (or at C2000's election, Sub) will assign to the Company the Notes and its security interest in the Collateral and will terminate all obligations of the Company and the Borrower to C2000 thereunder and under the Loan Agreement (in addition, all the obligations of C2000 under the Loan Agreement will be terminated); the Investment Agreement will terminate, and neither the Company nor C2000 will have any further obligations thereunder; and

               (ii) in exchange therefor, the Company will issue to C2000 (or, at C2000's election, Sub) the following:

          (A) 810,811 fully paid and nonassessable shares of the Company's Series A Preferred Stock, par value $0.01 per share (the "Series A Preferred
                                                          ------------------
Stock"), the rights, preferences privileges and terms of which Series A
-----
Preferred Stock will be as set forth in the Certificate of Designation attached hereto as Exhibit A hereto and which shares will initially be convertible (as
          ---------
provided in the Certificate of Designation) into 8,108,110 fully paid and nonassessable shares of Common Stock, and

          (B) Warrants to purchase from the Company 657,289 fully paid and nonassessable shares of the Company's Series D Preferred Stock for the exercise price of $0.53 per share, the terms of which Warrants will be as set forth in Exhibit B-1 hereto (such terms will provide that, among other things, the
-----------
Warrants will be exercisable (A) upon each of the Company's achievement of quarterly gross sales targets of $150 million, $160 million, $190 million and $200 million for the first, second, third and fourth quarters, respectively, during the 12-month period ending June 30, 1996 (each such quarterly sales target is referred to herein as a "Performance Milestone"); and (B) the
                                   ---------------------
Company's achievement of Performance Milestones of $220 million, $230 million, $270 million and $280 million for the first, second, third and fourth quarters, respectively, during the 12-month period ending June 30, 1997; that, upon achieving any Performance Milestone, warrants for approximately one-eighth of the total number of shares of Series D Preferred Stock purchasable under the Warrant will become exercisable as set forth in the Warrant; and that, whether or not the Company achieves all or any of the Performance Milestones, Warrants for that number of shares of Series D Preferred Stock as is provided in Exhibit B-1 (in addition to the warrants for that number of shares of Series D Preferred Stock purchasable under the Warrant which became exercisable due to the Company's achievement of the Performance Milestones) will become exercisable on and after July 31, 1996 and Warrants for the remaining fully paid and nonassessable shares of Series D Preferred Stock will become exercisable on and after July 31, 1997, subject in all cases to acceleration of the right to exercise the Warrant to the extent provided in Exhibit B-1).
                                               -----------

          (b)  At the Closing:

               (i) C2000 (or, at C2000's election, Sub) will pay to the Company the purchase price of $31,250,000, and

               (ii) in exchange therefor, the Company will issue to C2000 (or, at C2000's election, Sub) the following:

                    (A) 1,785,714 fully paid and nonassessable shares of the Company's Series B Preferred Stock, par value $0.01 per share (the "Series B
                                                                    --------
Preferred Stock"), the terms of which Series B Preferred Stock will be as set
---------------
forth in Exhibit A hereto and which shares will initially be convertible (as
         ---------
provided under the terms of the Series B Preferred Stock) into 17,857,140 fully paid and nonassessable shares of Common Stock; and

                    (B) Warrants to purchase from the Company 746,186 fully paid and nonassessable shares of the Company's Series D Preferred Stock for the exercise price of $0.53 per share, the terms of which Warrants will be as set forth in Exhibit B-2, which shall be the same as the Warrants attached as
      --------------
Exhibit B-1 except for number of shares subject to each such Warrant.

     2.2  ISSUANCE OF ACQUISITION MAINTENANCE WARRANTS AND UNIT MAINTENANCE
          -----------------------------------------------------------------
WARRANTS.  Subject to the terms and conditions set forth herein, the Company
--------
will issue to C2000 (or, at C2000's election, Sub), at the Closing, the following:

          (a) Warrants ("Acquisition Maintenance Warrants") to purchase from the
                         --------------------------------
Company, for the exercise price of $1.25 per share, a number of fully paid and nonassessable shares of the Company's Series E Preferred Stock equal to one twenty-fifth of the number of shares of the Company's Common Stock, if any ("Incremental Shares"), that the Company issues (including all shares already
--------------------
issued and all shares that are issued in the future, including shares issue at any time upon exercise of options or warrants which are issued or exchanged in the Robec acquisition) in excess of 2,800,000 shares of Common Stock in connection with the acquisition by the Company of a 100% interest in Robec (such acquisition includes the shares of Robec common stock already acquired by the Company as well as the remaining shares of Robec to be acquired by the Company pursuant to the Amend and Restated Agreement and Plan of Reorganization dated as of August 11, 1994 between the Company and Robec, as amended by Amendment No. 1 entered into as of August 4, 1995 and as such agreement may be amended hereafter with the written approval of C2000 (the "Robec Acquisition Agreement"), which acquisition of such 100%
            ---------------------------
interest is referred to herein as the "Robec Acquisition"). The terms of the
                                       -----------------
Acquisition Maintenance Warrants will be as set forth in Exhibit C hereto. For
                                                         ---------
the purposes of this Section 2.2(a), shares of the Company's Common Stock issued in connection with the Robec Acquisition ("Robec Acquisition Shares") include
                                           ------------------------
all shares of Common Stock issued to Robec shareholders in connection with the Robec Acquisition, any shares of Common Stock issued to employees, creditors, vendors, brokers or others in connection with the Robec Acquisition and any shares of Common Stock that are issued upon the exercise of any options, warrants or other rights which were assumed or exchanged in connection with the Robec Acquisition (which Robec Acquisition Shares will be deemed to be issued upon the exercise of the options, warrants or other rights). The Acquisition Maintenance Warrants will be exercisable only if and to the extent that any Incremental Shares are issued.

          (b) Warrants ("Unit Maintenance Warrants") to purchase from the
                         -------------------------
Company, for the exercise price of $5.25 per share, a number of fully paid and nonassessable shares of the Company's Series F Preferred Stock equal to one-tenth of the number of shares of such Common Stock, if any, that the Company issues (including any shares already issued and all shares that are issued in the future) upon the exercise of the Unit Warrants (as that term is defined in
Section 3.5) (the shares issued upon exercise of any Unit Warrants are referred to herein as "Unit Warrant Shares"). The terms of the Unit Maintenance Warrants
              -------------------
will be as set forth in Exhibit D hereto.  The Unit Maintenance Warrants will be
                        ---------
exercisable only if and to the extent that any Unit Warrant Shares are issued. The Company represents to C2000 and Sub that all Unit Warrants are identified in
Schedule 2 hereto and that no more than 5,148,574 Unit Warrant Shares are
----------
subject to issuance by the Company upon the exercise of the Unit Warrants as set forth in Schedule 2 hereto. If the number of shares of Common Stock subject to
         ----------
issuance by the Company upon exercise of the Unit Warrants exceeds 5,148,574, then the number of shares of Series F Preferred Stock issuable upon exercise of the Unit Maintenance Warrants shall be increased to one-tenth of such increased number of shares.

     2.3  GRANT OF MAINTENANCE OPTION.  Subject to the terms and conditions set
          ---------------------------
forth herein, the Company hereby grants, effective upon the Closing, to C2000 (or, at C2000's election, Sub) an irrevocable option (the "Maintenance Option")
                                                           ------------------
to purchase from the Company a number of fully paid and nonassessable shares of the Company's Common Stock (or other equity securities, as applicable) that is equal to the number of shares of the Company's Common Stock (or other equity securities) that the Company issues upon exercise or conversion of all currently outstanding Convertible Securities. (The shares of the Company's Common Stock, or other equity securities, that the Company issues upon exercise or conversion of all currently outstanding Convertible Securities are referred to herein as the "Conversion Shares," and the number of shares of Company's Common Stock, or
     -----------------
other equity securities, issuable upon exercise of the Maintenance Option will be referred to herein as the "Maintenance Shares") C2000 or Sub, as applicable,
                              ------------------
will have the right under the

Maintenance Option to purchase up to the same number of Maintenance Shares for the same consideration and on the same terms as the consideration for which and the terms under which the Conversion Shares were issued. The Maintenance Option will be exercisable with respect to each issuance of a Conversion Share(s) commencing upon the issuance of such Conversion Shares and terminating six months after receipt of notice hereunder of any such issuance of Conversion Shares, provided, however, if at any time during such six month period the
        --------  -------
Company does not have sufficient authorized and reserved shares of Common Stock available for issuance with respect to all of the Company's outstanding rights, options, warrants and convertible securities, such six month period shall be automatically extended for such period of time as is necessary to provide C2000 or Sub with a full consecutive six month period during which period the Company has sufficient reserved shares of Common Stock available for issuance with respect to all of the Company's outstanding rights, options, warrants and convertible securities. The Maintenance Option will be immediately exercisable only if and to the extent that any Conversion Shares are issued. As long as any such Convertible Securities remain outstanding, immediately upon, but in no event more than three business days after, the issuance of any Conversion Shares, the Company shall notify C2000 of such issuance and provide information as to (i) the number of shares of Common Stock (or other equity securities) so issued upon exercise or conversion of such Convertible Securities to acquire shares of the Company's Common Stock (or other equity securities) that were outstanding as of the date of this Agreement and (ii) the aggregate exercise price or conversion price of such Convertible Securities, the party who exercised such Convertible Securities and under what agreement. The number of shares of Maintenance Shares that can be purchased under the Maintenance Option will equal the cumulative number of Conversion Shares issued upon exercise or conversion of Convertible Securities exercised or converted after the date hereof (subject to adjustment as provided in Section 2.7 hereof) and shall be exercisable during the operative six month period(s). In the event that C2000 or Sub, as applicable, wishes to exercise the Maintenance Option, it will give written notice to the Company specifying the number of Maintenance Shares it will purchase pursuant to such notice. For the purposes of this Section 2.3, the term "outstanding Convertible Securities" refers to all Convertible Securities that the Company has issued as of the Closing or committed to issue as of the Closing and any Convertible Securities issued hereafter that are a replacement, substitution or repricing of such currently outstanding Convertible Securities. The Company represents that all outstanding Convertible Securities are identified in Schedule 2 hereto.
              ----------

     2.4  THE CLOSING.  The Closing will take place as soon as practicable when
          -----------
all of the conditions to the Closing set forth in Article VI hereof are satisfied or waived, at the offices of Fenwick & West, Two Palo Alto Square, Palo Alto, California 94306, or at such other place as the parties may mutually agree. The parties currently anticipate that the Closing will occur on or before August 20, 1995.

     2.5  DELIVERY OF SECURITIES.  At the Closing, the Company will deliver to
          ----------------------
C2000 or Sub, as applicable, certificates registered in the name of C2000 or Sub, as applicable, representing the applicable number of fully paid and nonassessable shares of Series A Preferred Stock, shares of Series B Preferred Stock, Warrants, Acquisition Maintenance Warrants and Unit Maintenance Warrants that are issued by the Company at the Closing as provided in this Article II.

     2.6  PURCHASE PRICE.  In full consideration for the issuance of the
          --------------
securities referred to in Section 2.5 and upon the terms and subject to the conditions set forth in this Agreement, at the Closing, (a) C2000 will deliver the Notes to the Company, together with an instrument executed by C2000 assigning to the Company the Notes and terminating all obligations of the Company and the Borrower to C2000 thereunder and under the Loan Agreement, and
(b) C2000 will pay (or at C2000's election, Sub) to the Company, by wire transfer of immediately available funds to an account designated by the Company, $31,250,000.

     2.7  ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.
          ----------------------------------------------

          (a) In the event of any change in the Company's Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, combination, exchange of shares, or similar transaction or in the case of the Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock (collectively, the "Preferred
                                                                ---------
Stock") any conversion or other adjustment pursuant to the Certificate of
-----
Designation, then the type and number of shares or securities issuable upon conversion of the Preferred Stock or subject to the Warrants, Acquisition Maintenance Warrants, Unit Maintenance Warrants and Maintenance Option (and, in the case of the Maintenance Option, the purchase or exercise price therefor), will be adjusted appropriately, and proper provision will be made in the agreements governing such transaction, so that C2000 or Sub, as applicable, will receive upon conversion of the Preferred Stock or the exercise of such Warrants, Acquisition Maintenance Warrants, Unit Maintenance Warrants and Maintenance Option the same class and number of outstanding shares or other securities or property that C2000 or Sub, as applicable, would have received in respect of the Company's Common Stock if such Preferred Stock had been converted, or such Warrants, Acquisition Maintenance Warrants, Unit Maintenance Warrants and Maintenance Option had been exercised, immediately prior to such event or the record date therefor, as applicable.

          (b) In the event that Company enters into an agreement (x) to consolidate with or merge into any Person, other than C2000 or one of its Subsidiaries, and the Company will not be the continuing or surviving corporation of such consolidation or merger, (y) to permit any Person, other than C2000 or one of its Subsidiaries, to merge into Company and Company will be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Company's Common Stock will be changed into or exchanged for stock or other securities of Company or any other Person or cash or any other property or the shares of Company's Common Stock outstanding immediately before such merger will after such merger represent less than 50% of the outstanding common shares and common share equivalents of the Company, or
(z) to sell or otherwise transfer all or substantially all of its assets to any Person, other than C2000 or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction will make proper provisions so that the conversion rights under the terms of the Preferred Stock and the purchase rights under the Warrants, Acquisition Maintenance Warrants, Unit Maintenance Warrants and Maintenance Option (and, in the case of the Maintenance Option, the purchase or exercise price therefor) will be adjusted appropriately so that, upon the consummation of any such transaction, such conversion rights and purchase rights will be adjusted so that C2000 or Sub, as applicable, will receive upon exercise of such conversion right or purchase right the same class and number of shares or other securities or property that C2000 or Sub, as applicable, would have received in respect of the Company's Common Stock if the purchase right or option had been exercised immediately prior to any of the events addressed in this Section 2.7(b).

     2.8  FRACTIONAL SHARES.  If in connection with the issuance of any shares
          -----------------
of capital stock of the Company under this Agreement the number of shares to be issued results in a fraction of a share, the fraction will be rounded to the nearest whole share with one-half of a share being rounded up.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Subject to the exceptions set forth in the letter delivered by the Company to C2000 concurrently herewith (the "Exceptions Letter"), the Company represents and warrants to C2000 and Sub that:

     3.1  DUE ORGANIZATION.  Each of the Company and each of its Subsidiaries is
          ----------------
(i) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (or the equivalent, in the case of a Subsidiary incorporated in a jurisdiction other than in the United States) and
(ii) duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to qualify as a foreign corporation and be in good standing would not, in the aggregate with all such other failures, have a Material Adverse Effect. Each of the Company and each of its Subsidiaries has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct its business as now being conducted and as proposed to be conducted, except to the extent the failure to have such power, authority or legal right would not, in the aggregate with all such other failures, have a Material Adverse Effect.

     3.2  CORPORATE POWER.  The Company has all requisite corporate power and
          ---------------
authority to enter into and deliver this Agreement and each Related Agreement and to perform its obligations hereunder and thereunder. Complete and correct copies of the Certificate of Incorporation and By-Laws (or similar charter documents) of the Company and of each Subsidiary, as amended to date, have been delivered to C2000. Neither the Company nor any Subsidiary is in default in the performance, observance or fulfillment of any provision of its Certificate of Incorporation or By-Laws (or similar charter documents).

     3.3  AUTHORIZATION AND VALIDITY OF AGREEMENTS.  The execution, delivery and
          ----------------------------------------
performance by the Company of this Agreement and each Related Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company, and except as otherwise contemplated by this Agreement no other corporate action on the part of the Company is necessary for the execution, delivery and performance by it of this Agreement and each Related Agreement and the consummation by it of the transactions contemplated hereby and thereby. This Agreement and each Related Agreement has been duly executed and delivered by the Company, and this Agreement and each Related Agreement constitutes the legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.4  GOOD TITLE.  Upon payment in full by C2000 or Sub, as applicable, for,
          ----------
and delivery to C2000 or Sub, as applicable, of certificates representing, any shares or other warrants, options or rights of Common or Preferred Stock of the Company issued or granted to C2000 or Sub, as applicable, as contemplated by this Agreement (whether purchased at the Closing or upon the exercise of any warrants or options)(the "AmeriQuest Securities") , such AmeriQuest Securities
                          ---------------------
will be duly and validly authorized and issued, fully paid and nonassessable (and, to the extent that C2000 or Sub, as applicable, is acquiring the AmeriQuest Securities in good faith without notice of any adverse claim, C2000 or Sub, as applicable, will be the owner of the AmeriQuest Securities free and clear of any adverse claim). No issuance of AmeriQuest Securities will give rise to any preemptive or similar rights of any Person under any provision of applicable law or any provision of the Certificate of Incorporation, By-Laws or any agreement or instrument of the Company or any Subsidiary.

     3.5  CAPITALIZATION.  The authorized capital stock of the Company as of the
          --------------
date hereof consists of (a) 30,000,000 shares of Common Stock, 24,303,572 shares of which are or will be issued and outstanding and (b) 5,000,000 shares of Preferred Stock, $0.01 par value, no shares of which are issued and outstanding. Immediately before the Closing, the authorized number of shares of Series A Preferred Stock will be 810,811, the authorized number of shares of Series B Preferred Stock will be 1,785,714, the authorized number of shares of Series D Preferred Stock will be 1,403,475, the authorized number of shares of Series E Preferred Stock will be 400,000, the authorized number of shares of Series F Preferred Stock will be 514,857, and the Company will have no other series of Preferred Stock authorized. The rights, privileges and preferences of each series of Preferred Stock will be as stated in the Certificate of Designations attached hereto as Exhibit A. All of the shares of Common Stock presently
                   ---------
outstanding are duly authorized, validly issued, fully paid and nonassessable, such shares have been so issued in full compliance with all federal and state securities laws and the terms of such Common Stock are as set forth in the Company's Certificate of Incorporation, a copy of which the Company has delivered to C2000. Schedule 1 hereto sets forth an accurate listing of all
                     ----------
shares of Common Stock and all other shares of capital stock of the Company that are issued and outstanding. Assuming the accuracy of C2000's and Sub's representations and warranties herein, all of the (i) warrants, options or other rights to acquire shares of the Company's Common and Preferred Stock to be issued hereunder, (ii) shares of Common and Preferred Stock issued upon exercise or conversion of such warrants, options or other rights (assuming no change in applicable law and that such Common and Preferred Stock is issued only to C2000 or Sub), and (iii) shares of Series A Preferred Stock and Series B Preferred Stock to be issued hereunder, will be duly authorized, validly issued, fully paid and nonassessable and issued in full compliance with all federal and state securities laws. Schedule 2 hereto sets forth an accurate listing and
                  ----------
description of (i) the number, type and terms of all Convertible Securities that are outstanding or that the Company is or may be committed to issue, (ii) the number and type of securities issued or to be issued pursuant to or in connection with the Robec Acquisition and (iii) an identification of any outstanding securities of the Company which contain any antidilution provisions which may be affected by the transactions contemplated by this Agreement or any Related Agreement, and a full explanation and calculation of the effect of such adjustments. Schedule 2 hereto sets forth an accurate listing of all shares of
             ----------
Common Stock and options to purchase Common Stock held by each (i) Person known by the Company to own beneficially in excess of five percent (5%) of the Common Stock, (ii) officer (including any Person who holds the title of Vice President) or (iii) director of the Company, together with information regarding any applicable exercise prices, terms of vesting or exercisability. Schedule 3
                                                                 ---------
hereto sets forth an accurate listing of all shares subject to outstanding warrants issued by the Company pursuant to its recent private placement of Units consisting of one share of Common Stock and Warrants to buy two shares of Common Stock (the "Unit Warrants"), the holders of such Unit Warrants, and the number
            -------------
of such Unit Warrants so held by each holder, that are outstanding or that the Company may issue in the future. Except as provided above (and as set forth in Schedules 2 and 3 hereto), there are no outstanding options, warrants, calls,
-----------------
rights, commitments or agreements of any kind to which the Company is a party or by which it is bound obligating it to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of any class of, or other equity interests in, the Company or any securities convertible or exchangeable into or evidencing the right to purchase any shares of capital stock of any class of, or other equity interests in, the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. All outstanding shares of the Common Stock and any outstanding options, warrants or other rights to purchase shares of the Company's capital stock and any shares of the Company's stock issuable upon exercise, conversion or exchange thereof, have been issued or granted in compliance with the registration or qualification provisions of the Securities Act and any applicable state securities laws, or pursuant to valid exemptions therefrom. No failure of the Company to comply with any applicable foreign securities laws in the issuance or grant of the outstanding shares of Common Stock and any outstanding options, warrants or other rights to purchase shares of the Company's capital stock and any shares of the Company's stock issuable upon exercise, conversion or exchange thereof has resulted in a Material Adverse Effect. As of the date hereof, each share of Common Stock is entitled to one vote in the election of directors and on all other matters submitted to the stockholders.

     3.6  NO CONFLICT.  Except as set forth in Section 3.6 of the Exceptions
          -----------
Letter, neither the execution, delivery or performance by the Company or any Subsidiary of this Agreement or any Related Agreement nor the consummation of the transactions contemplated hereby and thereby and compliance by the Company or any Subsidiary with any of the provisions hereof and thereof will (a) require any consent, approval or notice under, violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of (i) the Certificate of Incorporation or By-Laws of the Company or any of its Subsidiaries; (ii) any Bank Document (as defined in Section 3.20) or (iii) any Contractual Obligation of the

Company or any of its Subsidiaries, except (other than with respect to any Bank Document or the Loan Documents and the transactions contemplated thereby) (A) to the extent the failure to obtain any such consent or approval or to give any such notice would not have a Material Adverse Effect, and (B) for such violations, conflicts, breaches or defaults which would not, in the aggregate with all other such failures, violations, conflicts, breaches and defaults, have a Material Adverse Effect or (b) assuming compliance with the Requirements of Law applicable to the Purchaser, violate any Requirement of Law the violation of which would, in the aggregate with all other such violations, have a Material Adverse Effect. Without limiting the foregoing, Section 3.6 of the Exceptions Letter sets forth a complete description, including the financial consequences to the Company and its Subsidiaries, of any rights, benefits or payments which may arise or be accelerated with respect to employees, directors, officers or consultants of the Company or its Subsidiaries or with respect to any other Person as a result of the consummation of the transactions contemplated hereby.

     3.7  GOVERNMENTAL CONSENTS.  Except as specifically set forth in this
          ---------------------
Agreement, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made by the Company or its Subsidiaries in connection with the execution and delivery of the Agreement and the Related Agreements or the consummation of the transactions contemplated hereby by the Company and its Subsidiaries, except for (a) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws and (b) such other consents, orders, authorizations, filings, approvals and registrations which if not obtained or made would not in the aggregate have a Material Adverse Effect.

     3.8  SEC DOCUMENTS; FINANCIAL STATEMENTS.
          -----------------------------------

          (a) C2000 has been provided by the Company with true and complete copies of each SEC Document and all exhibits to SEC Documents filed with the SEC since January 1, 1990, which are all the documents (other than preliminary material) that the Company has been required to file with the SEC since such date. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act applicable to the SEC Documents. None of the SEC Documents contained when filed any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company's current registration statements on Form S-3 under the Securities Act currently contains any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has not received any notice or other communication from any regulatory agency or other Person that any of the SEC Documents is deficient in any respect, fails to comply with applicable laws, rules or regulations governing the content or filing of such SEC Document or is misleading in any material respect, which deficiency, failure or misleading nature remains uncured. Section 3.8 of the Exceptions Letter sets forth the current status of all registration statements which are pending with the SEC, all effective registration statements, and other filings with the SEC, including outstanding comments from the SEC with respect to the foregoing or any of the SEC Documents.

          (b) The Company has delivered to C2000 true and complete copies of (i) the audited consolidated balance sheets of the Company and its Subsidiaries at June 30, 1994, and related consolidated statements of operation and cash flows of the Company and its Subsidiaries for the twelve months then ended, accompanied by notes and the certificate of Arthur Andersen & Co., L.L.P. ("Arthur Andersen") independent certified public accountants, (ii) the unaudited consolidated balance sheets of the Company and its Subsidiaries at May 31, 1995 (the "Latest Balance Sheet"), and the related consolidated statement of
      --------------------
operations and cash flows of the Company and its Subsidiaries for the eleven-month period then ended, and (iii) the unaudited consolidated statement of operations and cash flows of the Company and its Subsidiaries for the month ended May 31, 1995. The foregoing financial statements and notes are collectively referred to herein as the "Financial Statements". The Financial
                                        --------------------
Statements are accompanied by a certificate signed by the Company's chief financial officer which confirms that (i) he has reviewed the Financial Statements, (ii) they fairly present the financial condition and results of operations of the Company and its Subsidiaries, on a consolidated basis, at the dates and for the periods covered thereby and (iii) the May 31, 1995 and June 30, 1994 Financial Statements, including in all cases the notes thereto, are in accordance with the books and records of the Company and its Subsidiaries (which, in turn, are accurate and complete in all material respects), and have been prepared in accordance with GAAP, consistently applied over the periods covered thereby. Except as otherwise disclosed in the Exceptions Letter since June 30, 1994, there has not been any material adverse change in the business, operations, property or condition (financial or other) of the Company and its Subsidiaries taken as a whole or any development, event or condition or combination of developments, events or conditions relating to the Company or its Subsidiaries of which the Company has knowledge which may result in a Material Adverse Effect. Other than liabilities which have arisen since the date of the Latest Balance Sheet in the ordinary course of the business of the Company and its Subsidiaries (none of which relates to a liability for breach of contract, breach of warranty, infringement of proprietary rights, lawsuits or similar claims), neither the Company nor any Subsidiary has any material obligation or liability (whether accrued, contingent, unliquidated or otherwise, whether or not known to the Company, whether due or to become due) which is not reflected on the Latest Balance Sheet. The Company does not know of the assertion of any material liability against the Company or any Subsidiary, viewed as a whole, of any nature not fully reflected or reserved against in the Latest Balance Sheet or in the notes thereto. Except as set forth on Section 3.8 of the Exceptions Letter, neither the Company nor any Subsidiary is a guarantor, indemnitor or otherwise liable for any indebtedness or other obligations of any other Person, firm or corporation.

          (c) The Company has provided to C2000 a true and current copy of the "management's letter" provided by Arthur Andersen in connection with its audit of the fiscal year ended June 30, 1994 and the Company's response thereto. Arthur Andersen, as the Company's independent certified public accountants, has not notified the Company since June 30, 1993 of any material weaknesses or reportable conditions with respect to the internal controls of the Company or any of its Subsidiaries.

     3.9  ABSENCE OF CERTAIN CHANGES.  Except for the transactions contemplated
          --------------------------
hereby and except as set forth in the Exceptions Letter, since June 30, 1994 (except where a later date is indicated below) the Company and its Subsidiaries have conducted their business only in the ordinary and usual course and there has not been:

          (a) since March 31, 1995, any material adverse change in the business, operations, property or condition (financial or other) of the Company and its Subsidiaries taken as a whole;

          (b) since March 31, 1995, any development, event or condition or combination of developments, events or conditions relating to the Company or its Subsidiaries of which the Company has knowledge which may result in a Material Adverse Effect;

          (c) any change, except in the ordinary course of business, in the contingent obligations of either the Company or any Subsidiary, whether by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (d) any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the properties or business of the Company and its Subsidiaries taken as a whole;

          (e) any declaration, setting aside or payment of any dividend in respect of the capital stock of the Company or any redemption or acquisition of such stock by the Company or other distribution of the assets of the Company;

          (f) any labor organization activity, termination of key employees or other disputes involving employees of the Company or its Subsidiaries;

          (g) any change of accounting principles, practices or methods of the Company and its Subsidiaries;

          (h) other than sales or other dispositions in the ordinary course of business, any sale, mortgage, pledge, subjection to Lien or other disposition of assets of the Company or its Subsidiaries which, individually or in any series of related transactions, have a value in excess of $150,000;

          (i) any amendment or termination of a material contract or agreement to which the Company or any Subsidiary is a party, the effect of which is adverse to the Company or any Subsidiary, taken as a whole;

          (j) any transactions between the Company and any party which would be reportable pursuant to Rule 404 of Regulation S-K of the SEC, except as set forth in Section 3.9 of the Exceptions Letter;

          (k) any issuance of securities of the Company except pursuant to the exercise of options or warrants which were outstanding as of the date hereof and are listed in Section 3.5 of the Exceptions Letter;

          (l) since March 31, 1995, any increase in the compensation or severance arrangements payable or to become payable by the Company or its Subsidiaries to any of their directors, officers or key employees other than increases in the ordinary course of business consistent with prior practice;

          (m) since March 31, 1995, any adoption of, or increase in, any bonus, incentive compensation, stock option plan and, since June 30, 1994 any adoption of, or increase in any pension, profit sharing, or retirement, insurance, medical reimbursement or other employee benefit plan, any employment agreement or severance arrangement or any payment or arrangement made to, for or with any officers or key employees of the Company or its Subsidiaries, other than increases made in the ordinary course of business consistent with prior practice;

          (n) any write-offs or write-downs of accounts receivable or inventories by the Company or its Subsidiaries other than in the ordinary course of business and consistent with prior practice;

          (o) any borrowings by the Company or its Subsidiaries other than borrowings in the ordinary course of business, except as set forth in Section
3.9 of the Exceptions Letter;

          (p) any failure to replenish the inventory and supplies of the Company's or any Subsidiary's business in a normal and customary manner consistent with prior practice, or any purchase or commitment in excess of the normal, ordinary and usual requirements of its business or at any price materially in excess of the then current market price or upon terms and conditions more onerous than those usual and customary in the industry, or any change in the Company's or any Subsidiary's selling, pricing, advertising or personnel practices inconsistent with prior practice; or

          (q) except as specifically contemplated by this Agreement, any agreement by the Company or any of its Subsidiaries to take any action described in this Section 3.9.

     3.10  SUBSIDIARIES; INVESTMENTS.  All of the Subsidiaries of the Company
           -------------------------
are set forth in Section 3.10 of the Exceptions Letter and, except as set forth therein, the Company owns, directly or indirectly, all shares of the outstanding capital stock of such Subsidiaries, and, since June 30, 1994 the Company has not, directly or indirectly, sold or otherwise disposed of any such capital stock of any such Subsidiaries or made any material investment in, or material advance of cash to, any Person other than such Subsidiaries. No equity securities of any Subsidiary of the Company are or may become required to be issued by reason of any options, warrants or scrip for, right to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible or exchangeable into, shares of any capital stock of any Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any such Subsidiary is bound to issue additional shares of its capital stock, or options, warrants or rights to purchase or acquire any additional shares of its capital stock. All of the shares of the Subsidiaries are duly authorized, validly issued, fully paid and nonassessable (or the equivalent, to the extent the same exists, under foreign law), were issued in compliance with the registration or qualification provisions of any applicable federal, foreign or state securities laws or valid exemptions therefrom and are owned free and clear of any Lien with respect thereto. Except as set forth in
Section 3.10 of the Exceptions Letter and except for shares of capital stock of the Subsidiaries, neither the Company nor any Subsidiary owns, directly or indirectly, any equity interest in any Person. To the extent required by applicable law or the Company's or any Subsidiary's Certificate of Incorporation, By-Laws or similar charter documents, all transactions between the Company and such Subsidiary, including, without limitation, the organization of and capitalization of each Subsidiary and the transfer of assets between the Company and its Subsidiary, has been duly authorized by the Company's and each Subsidiary's Board of Directors.

     3.11  LEGAL PROCEEDINGS.  Except as set forth in Section 3.11 of the
           -----------------
Exceptions Letter, (a) there is no pending or, to the best of the Company's knowledge, threatened claim, action, lawsuit, administrative proceeding, arbitration, labor dispute or governmental investigation ("Litigation") to which
                                                           ----------
the Company or any Subsidiary is a party or by which any of the Company's or its Subsidiaries' material assets may be bound, which, if adversely determined, could have a Material Adverse Effect, and (b) to the Company's knowledge, no facts exist that give rise to a valid claim against the Company or any Subsidiary for breach of an obligation, or for violation of applicable law, rule or regulation, where such claim could have a Material Adverse Effect. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court, arbitrator or other competent governmental or regulatory authority. Neither the Company nor any Subsidiary has been permanently or temporarily enjoined by any order, judgment or decree of any court or other competent governmental or regulatory authority from engaging in or continuing any conduct or practice in connection with its business, nor requiring the Company or any Subsidiary to take any action of any kind with respect to its business.

     3.12  CONDUCT OF BUSINESS IN COMPLIANCE WITH REGULATORY REQUIREMENTS.  Each
           --------------------------------------------------------------
of the Company and its Subsidiaries has complied with each Requirement of Law promulgated by any Governmental Authority applicable to the operation, conduct or ownership of the property or business of the Company and the Subsidiaries (including, without limitation, those relating to the offering and sale of securities, occupational safety and health, equal employment practices, antitrust, consumer protection and employee benefits and pensions), except where such failure to comply with any such Requirement of Law would not reasonably be expected to have, in the aggregate with all such failures, a Material Adverse Effect.

     3.13  ENVIRONMENTAL MATTERS.  To the best knowledge of the Company, after
           ---------------------
due inquiry, (a) neither the Company nor any of its former or present Subsidiaries is in material violation of any applicable Environmental Law nor is the Company or any of its Subsidiaries under investigation or under review by any Governmental Authority with respect to compliance therewith, or with respect to the generation, use, treatment, storage or disposal, or the spillage or other release of any Hazardous Material; (b) neither the Company nor any of its Subsidiaries has any material liability or is subject to any facts or circumstances which could reasonably be expected to result in any material liability of the Company or its Subsidiaries in connection with the past generation, use, treatment, storage or disposal, or the spillage or other release of any Hazardous Material, including without limitation, any material liability for acts or omissions of former subsidiaries or other Persons; (c) there is no Hazardous Material that may pose any material risk to safety, health or the environment on or under any property owned, leased or operated by the Company or its Subsidiaries, currently or in the past, and there has heretofore been no spillage, discharge, release or disposal of any such Hazardous Material on or under such property in an amount and of a nature which could reasonably be expected to result in material liability to the Company or its Subsidiary; and (d) since January 1, 1994, no citations, fines, penalties or claims have been asserted against the Company or its former or present Subsidiaries under any Environmental Law which have not been reflected in the Financial Statements or which remain outstanding.

     3.14  PROPERTIES; LIENS AND ENCUMBRANCES.  The Company and its Subsidiaries
           ----------------------------------
have good and marketable title to all of their respective real properties (except for leasehold interests, in which event the entity directly holding such interest has a valid leasehold interest) and have marketable title to all of their respective other properties and assets (except for leased properties and assets, in which case the lessee has a valid leasehold interest) material to the business of the Company and its Subsidiaries taken as a whole, subject only to
(a) statutory Liens arising or incurred in the ordinary course of business with respect to which the underlying obligations are not delinquent or the validity of which is being contested in good faith by appropriate proceedings, (b) Liens for Taxes not yet delinquent or the validity of which is being contested in good faith by appropriate proceedings, (c) Liens to secure any indebtedness reflected on the Company's June 30, 1994 audited balance sheet, (d) property or assets acquired subject to Liens since June 30, 1994, (e) Liens and defects in title that are not in the aggregate material to the business, operations or condition (financial or other) of the Company and its Subsidiaries taken as a whole and
(f) liens reflected in the Exceptions Letter. The tangible personal property owned, leased or rented by the Company and its Subsidiaries and the intangible personal property owned or licensed by the Company and its Subsidiaries constitute all of the property now used in, and necessary for the conduct of, the business of the Company and its Subsidiaries in the manner and to the extent presently conducted or planned. All of the fixed assets and properties listed on the Latest Balance Sheet, or thereafter acquired or currently used by the Company and its Subsidiaries, are in good operating condition in all material respects and are free from any material defect.

     3.15  INSURANCE.  The Company and each Subsidiary has maintained in full
           ---------
force and effect, with all premiums due thereon paid, such policies of insurance and bonds in such amounts and against such risks and losses as are generally maintained with respect to comparable businesses and properties. Except as set forth in Section 3.15 of the Exceptions Letter, neither the Company nor any Subsidiary pays for or owns any "key man" insurance on the life of any employee. Set forth in Section 3.15 of the Exceptions Letter is a true and complete list of all insurance policies carried by the Company and its Subsidiaries at any time during the past 12 months with respect to the business, assets and operations of the Company and its Subsidiaries, together with, in respect of each policy, the name of the insurer, the number of the policy, the annual policy premium payable therefor, the limits of coverage, the deductible amounts, if any, the expiration date, and each pending claim thereunder, if any.
Complete and correct copies of each current policy have been delivered to the Purchaser, and each policy shown as current is on the date hereof in full force and effect.

     3.16  ACCOUNTS RECEIVABLE AND INVENTORIES.  All of the Company's and its
           -----------------------------------
Subsidiaries' accounts receivable and inventory, as of the dates of those statements, are reflected on the Financial Statements (and, with respect to inventories reflected on interim statements, subject to physical inventory and, as to all information in those statements, customary year-end adjustments in connection with the preparation of the Company's annual audited financial statements for the current fiscal year). Such receivables and inventories are owned by the Company or its Subsidiaries and are not subject to any Lien thereon. All receivables arose from bona fide sales, and the Company's and its Subsidiaries' customers do not have return rights not otherwise disclosed or adequately reserved against in the Financial Statements. Based upon the prior experience of the Company and its Subsidiaries, (i) the receivables are collectible in accordance with their terms, (ii) the allowance for doubtful accounts is adequate to cover all doubtful accounts, (iii) all inventory is shown at the lower of cost or market, (iv) all inventory is salable in new or otherwise disclosed condition, and (v) reserves, if any, for such inventory are adequate according to GAAP (except with respect to inventories reflected on the financial statements prepared since June 30, 1994, wherein reserves have been established in accordance with the Company's past practices, subject to customary year-end adjustments in connection with the preparation of the Company's financial statements for the current fiscal year).

     3.17  VOTING AGREEMENTS.  Except as specifically contemplated by this
           -----------------
Agreement and in connection with the Robec Agreement, the Company is not a party or subject to any agreement or understanding, and, to its knowledge, there is no agreement or understanding between any Persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

     3.18  GOVERNMENT CONTRACTS; EXPORT REGULATION.
           ---------------------------------------

          (a) Neither the Company nor any Subsidiary exports products or technology subject to U.S. export regulation;

          (b) Neither the Company nor any Subsidiary has access to any classified information, data or technology under any contract with the U.S. government, including, without limitation, the military services; and,

          (c) Neither the Company nor any Subsidiary has conducted its business in violation of either the Export Administration Act of 1979, as amended, or the Export Administration Amendment Act of 1981, as amended.

     3.19  INTELLECTUAL PROPERTY.
           ---------------------

          (a) Set forth in Section 3.19 of the Exceptions Letter is a true and correct list of the following properties (hereinafter referred to as "Intellectual Property Rights"): (i) all United States and foreign patents
-----------------------------
including any extensions, registrations, confirmations, reexaminations, reissues or renewals thereof, and patent applications, and any divisions, continuations, in whole or in part, therefor, of the Company and its Subsidiaries ("Patents");
(ii) all registered trademarks and service marks, and all pending applications therefor, of the Company and its Subsidiaries ("Trademarks"); and (iii) all
                                                ----------
permits, grants, licenses, sublicenses, options, rights of first and subsequent refusal, outstanding offers which, if accepted, would create a legal binding obligation of the Company and its Subsidiaries, and any other rights, all relating to Patents or Trademarks and running from the Company or its Subsidiaries to a Person, or from a third party to the Company or its Subsidiaries ("License Rights").
               --------------

          (b) Section 3.19 of the Exceptions Letter sets forth all of the Intellectual Property Rights material to the conduct of the business of the Company and its Subsidiaries as now conducted or proposed to be conducted.
Section 3.19 of the Exceptions Letter lists for each identified Intellectual Property Right the following information: (i) the nature of such Intellectual Property Right; (ii) the Company's and its Subsidiaries' ownership interest in such Intellectual Property Rights; (iii) the jurisdiction wherein each Intellectual Property Right is effective, and for each such jurisdiction the applicable serial numbers and corresponding filing dates for each such Intellectual Property Right, and, if applicable, the numbers and dates corresponding to each approval, registration or grant, respectively; and (iv) the identities of all licensees or licensors of any License Rights. Section
3.19 of the Exceptions Letter sets forth a list of all documents to which the Company or any Subsidiary is a party, including all amendments thereto, representing the License Rights, complete and correct copies of which have been delivered to the Purchaser. Except as set forth in Section 3.19 of the Exceptions Letter, the Company and/or its Subsidiaries own, whether pursuant to assignment or otherwise, the entire right, title and interest in and to the Patents and Trademarks, and, to the Company's knowledge, no such Patent or Trademark has been declared invalid, in whole or in part, or abandoned, dedicated, disclaimed or allowed to lapse for non-payment of fees or taxes or for any other reason. Except as set forth in Section 3.19 of the Exceptions Letter or in agreements or other documents representing the License Rights that are identified in Section 3.19 of the Exceptions Letter, to the Company's knowledge, (i) the License Rights are in full force and effect and (ii) no such License Rights have been declared invalid in whole or in part, or abandoned, dedicated, disclaimed or allowed to lapse for non-payment of fees or taxes or for any other reason. Except as set forth in Section 3.19 of the Exceptions Letter, the Company is not aware of any patents held by any Person under which a license is reasonably likely to be required in connection with the conduct of the business of the Company or any Subsidiary, as now conducted or as currently proposed to be conducted. Except as set forth in Section 3.19 of the Exceptions Letter, the Company does not have any notice of any adverse claim of any Person with respect to any Intellectual Property Right or asserted against or threatened to be asserted against the Company with respect to any Intellectual Property Right.

     3.20  MATERIAL CONTRACTS.  Except for the Exhibits listed in the Exhibit
           ------------------
Index to the Annual Report on Form 10-K/A of the Company for the year ended June 30, 1994, and the documents listed on Section 3.20 of the Exceptions Letter, there is no written contract, debt instrument, lease, employment agreement or collective bargaining agreement now in effect to which the Company or any of its Subsidiaries is a party which involves a commitment or liability in excess of $100,000 or extending for a period of more than 6 months (each such contract, including those listed as Exhibits to the Annual Report on Form 10K/A of the Company for the years ended June 30, 1994, as well as the Bank Documents, a "Material Contract"). (For the purposes of this Agreement the term "Bank
------------------                                                   ----
Documents" refers to the bank agreements, credit agreements, loan documents,
---------
guarantees, subordination agreements or other contracts or documents, or Contractual Obligations, to which the Company or any of its Subsidiaries is a party that relate to indebtedness of $250,000 or more.) A copy of each

Material Contract has been delivered to C2000. To the extent the Company or any Subsidiary is a party thereto, each of the Material Contracts is valid, binding, in full force and effect and enforceable by the Company and its Subsidiaries in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules of laws concerning equitable remedies. Except as otherwise described in the Exceptions Letter, neither the Company nor any of its Subsidiaries is in default in the performance of any of its obligations under any Material Contract, except for defaults which, in the aggregate with all such defaults, would not have a Material Adverse Effect. Except as otherwise described in the Exceptions Letter, no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default by any of the Company or its Subsidiaries under any Material Contract or to the Company's knowledge by any other party thereto, except for defaults which in the aggregate with all such defaults would not have a Material Adverse Effect.

     3.21  CERTAIN AGREEMENTS.  Neither the Company nor any Subsidiary is a
           ------------------
party to any (a) agreement with any of its executive officers, other employees or any other Person (i) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of transactions of the nature contemplated by this Agreement or any Related Agreement, or (ii) providing severance benefits or other benefits after the termination of employment of such employee regardless of the reason for such termination of employment which are conditioned upon a change of control or (b) agreement, instrument, option, warrant or plan, including, without limitation, any stock option plan, stock appreciation rights plan, stock purchase plan or any other Employee Plan (as defined in Section 3.22), any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or any Related Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement or any Related Agreement, whether or not any such benefit, acceleration or vesting would be subject to
Section 280G of the Code. The Company is not aware that any officer or key employee (including those persons with the title "Vice President"), or any group of key employees, intends to terminate their employment with the Company or any Subsidiary, and the Company and its Subsidiaries do not have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company or any Subsidiary, subject to general principles related to wrongful termination of employees, is terminable, to the best of the Company's knowledge, at the will of the Company or such Subsidiary.

     3.22  EMPLOYEE MATTERS.  Section 3.22 of the Exceptions Letter lists each
           ----------------
written and, to the best knowledge of the Company, each unwritten employee benefit plan, program or arrangement covering present or former employees who are U.S. citizens or residents or which is otherwise subject to U.S. law (whether or not subject to ERISA), including, but not limited to, each pension, profit-sharing, health, welfare, severance, bonus or incentive plan, program or arrangement to which the Company, any Subsidiary or any Related Person is a party or by which any of them is bound and under which any of them has or could have any liability (the "Employee Plans"). With respect to the Employee Plans,
                         --------------
(a) except as set forth in Section 3.22 of the Exceptions Letter, each Employee Plan (and related trust) that is intended to be qualified under Section 401(a) of the Code has received a favorable determination of such qualification from the Internal Revenue Service, and, to the best knowledge of the Company, nothing has occurred in the operation of any such Plan or since the issuance of such determination that cannot be cured within the remedial amendment period provided by Section 401(b) of the Code that would prevent any such Employee Plan from remaining so qualified; (b) the Company and its Subsidiaries are in compliance in all material respects with the terms of each Employee Plan, the applicable provisions of ERISA, including the reporting and disclosure requirements thereunder, and the Code and the regulations thereunder ; (c) no "reportable event" (as described in ERISA and the regulations thereunder) has occurred with respect to any Employee Plan, which reportable event could subject the Company or any of its Subsidiaries to any material liability; (d) no liability to the Pension Benefit Guaranty Corporation ("PBGC") has been incurred or is expected to be incurred with respect to any Employee Plan, other than liability for insurance premiums which are not in default, to which the Company, any Related Person or any Subsidiary could be subject; (e) to the best of the Company's knowledge, there is no event or condition which presents a substantial risk of termination of any Employee Plan by the PBGC, nor are there any proceedings for termination or partial termination of any such plan instituted by the PBGC or the Internal Revenue Service, where such termination or partial termination could result in any material liability to the Company or any Subsidiary or Related Person; (f) with respect to any pension plans (other than multiemployer plans or multiple employer plans) that are Employee Plans, (i) the present value (determined on the basis of actuarial assumptions used in the preparation of the Company's Financial Statements dated as of June 30, 1994 of the benefit liabilities under each such plan did not, as of June 30, 1994, exceed the fair market value of the assets of each such plan available for the payment of such benefits by more than $50,000, (ii) the present value (determined on the basis of actuarial assumptions used in the preparation of the Company's Financial Statements dated as of June 30, 1994) of the benefit liabilities of all such plans in the aggregate did not, as of June 30, 1994, exceed the fair market value of the aggregate assets of all such plans available to pay the aggregate benefit liabilities under all such plans, and (iii) since June 30, 1994, nothing has occurred that has caused or could reasonably be expected to cause a change in such funded status that is material with respect to such plans in the aggregate;
(g) neither the Company nor any Subsidiary or Related Person (i) currently makes any contributions to, nor is any of them required to make any contributions to, either any multiemployer plan or any multiple employer plan except as disclosed in Section 3.22 of the Exceptions Letter, (ii) has incurred or is subject to any liability incurred under Title IV of ERISA which remains unpaid with respect to either any multiemployer plan or any multiple employer plan nor (iii) intends to take any action which could reasonably be expected to result in the incurrence of any material liability under Title IV of ERISA with respect to any such plan;
(h) there are no employees with respect to whom the Company, its Subsidiaries and Related Persons are obligated to contribute to all multiemployer and multiple employer plans listed in Section 3.22 of the Exceptions Letter, and none of such entities intends or reasonably expects to incur any such contribution obligation with respect to any material number of additional employees or former employees; (i) neither the Company nor any Subsidiary provides or has any obligation to provide welfare benefits (as described in
Section 3(1) of ERISA) to any former employee or spouse or dependent of any former employee, except to the extent disclosed in Section 3.22 of the Exceptions Letter or required under Section 4980B of the Code or Section 601 of ERISA; (j) with respect to any and all welfare benefit plans (as defined in Section 3(1) of ERISA), whether written or unwritten, which are or have been established or maintained, or to which contributions are or have been made, by the Company, its Subsidiaries and Related Persons, to the extent such plans call for the provision of post-retirement welfare benefits to or in respect of current or former employees, (i) there are no retirees covered under such plans maintained pursuant to collective bargaining agreements and (ii) there are no active employees in units for which the Company or any of its Subsidiaries provides retiree welfare benefit coverage under such collective bargaining agreements. For purposes of this Section 3.22, the terms "benefit liabilities" and "multiemployer plan" will have the respective meanings set forth in Section 4001 of ERISA and the term "multiple employer plan" will mean a plan referred to in Section 4063 of ERISA. No Employee Plan provides for the payment of benefits (other than pension or post-retirement welfare benefits) upon severance or termination of employment. The aggregate liability of the Company and its Subsidiaries for severance or termination benefits under all agreements with current and former employees whose employment has terminated or who have been notified that their employment will be terminated is listed in the Exceptions Letter. With respect to each employee benefit plan, program or arrangement that would be an Employee Plan but for the fact that it does not cover present or former employees who are U.S. citizens or residents and is not otherwise subject to U.S. law (each, a "Foreign
                                                                         -------
Plan"), (a) each Foreign Plan has been maintained and operated in all material
----
respects in accordance with the applicable requirements of law, including requirements of law relating to Tax deductions or income exclusions for contributions and benefits under such Foreign Plan; and (b) neither the Company nor any Subsidiary has any unfunded liability with respect to any Foreign Plan that, when taken together with all other such unfunded liabilities, is material with respect to the Company or such Subsidiary.

     3.23  LABOR MATTERS.  To the best knowledge of the Company, since June 30,
           -------------
1994 there has been (a) no attempt or plan to organize any employees of the Company or any Subsidiary, other than insignificant or episodic activity, and
(b) no strike or labor dispute between the Company or any Subsidiary and any employees, other than ordinary individual grievance claims and proceedings which in the aggregate would not have a Material Adverse Effect. No employees of the Company or of any Subsidiary are the subject of any collective bargaining agreement and neither the Company nor any of its Subsidiaries has any liability or obligation arising from any collective bargaining agreement.

     3.24  TAXES.  Except as set forth in Section 3.24 of the Exceptions Letter,
           -----
(a) federal income tax returns of the Company and its Subsidiaries have been closed through the fiscal years ended June 30, 1990, (b) the Company and its Subsidiaries have filed all returns, declarations and reports and information returns and statements required to be filed by them before the date hereof relating to any Taxes with respect to any income, properties or operations of the Company or any of its Subsidiaries before the date hereof (collectively, "Returns") other than Returns with respect to which the failure to have filed or been included in would not in the aggregate with all such other failures have a Material Adverse Effect and all such Returns were, or will be, correct and complete in all material respects, (c) the Company and its Subsidiaries have timely paid in full all Taxes that have been shown as due and payable on the Returns that have been filed and are not delinquent in the payment of any amount of Taxes attributable to settlements with Governmental Authorities, (d) all other Taxes due and payable on or before the date hereof for which neither filing of returns nor notice of deficiency or assessment is required, of which either the Company or any of its Subsidiaries has received notice in writing, have been paid in full other than such Taxes with respect to which the failure to have paid would not in the aggregate with all such other failures have a Material Adverse Effect, (e) all Taxes required to be withheld by or on behalf of the Company or any of its Subsidiaries or with respect to the business operated by the Company or any of its Subsidiaries or the assets thereof have been withheld except for Taxes, if any, with respect to which the failure to withhold would not in the aggregate with all such other failures have a Material Adverse Effect, and such withheld Taxes have either been duly paid to the proper Governmental Authority or set aside in accounts for such purpose, (f) no Returns or Taxes for which the Company or any of its Subsidiaries could be held liable are currently under audit by any taxing authority and no taxing authority has given notice in writing that it will commence any such audit, (g) the charges, accruals and reserves (the "Tax Accrual") for Taxes (including deferred taxes) currently reflected on the books of the Company and its Subsidiaries are adequate in accordance with GAAP to cover all unpaid and deferred Tax liabilities accruing or payable by the Company and its Subsidiaries in respect of periods that end before the date hereof and for any periods that began before the date hereof and end after the date hereof to the extent such Taxes are attributable to the portion of any such period ending at the date hereof (determined on a closing of the books method), (h) no deficiency for any amount of Taxes has been proposed, asserted or assessed (in each case, in writing) against the Company or any of its Subsidiaries, other than deficiencies which in the aggregate with all other such deficiencies would not have a Material Adverse Effect, (i) neither the Company nor any of its current Subsidiaries is a party to any tax sharing agreement with any corporation which is not a member of the affiliated group of which the Company or such Subsidiary is a member, (j) neither the Company nor any of its current Subsidiaries has made any election under Section 341(f) of the Code, (k) neither the Company nor any of its Subsidiaries is or will be required to make any adjustment pursuant to Section 481(a) of the Code by reason of a change in accounting method initiated by the Company or any of its Subsidiaries prior to the Closing and neither the Company nor any of its Subsidiaries has any knowledge that the Internal Revenue Service has proposed any such adjustment or change in accounting method, (l) neither the Company nor any Subsidiary has, for the 5-year period preceding the date hereof, been a United States real property holding corporation within the meaning of
Section 897(c)(2) of the Code, (m) none of the property of the Company or any of its Subsidiaries is subject to a lease under (i) Section 168(f)(8) of the Internal Revenue Code of 1954 as in effect prior to the date of enactment of the Tax Reform Act of 1982 or (ii) Section 7701(h) of the Code or any predecessor provision, (n) neither the Company nor any of its Subsidiaries is or will be subject to any constructive elections under Section 338 of the Code or the regulations thereunder which arise, in whole or in part, by reason of transactions which have been consummated on or before the date hereof, (o) neither the Company nor any of its current Subsidiaries (in the case of any Subsidiary, immediately prior to the acquisition of such Subsidiary by the Company) is or has been a member of any affiliated group, for purposes of filing tax returns or paying Taxes at any time, other than the affiliated group of which the Company is the common parent, (p) none of the Subsidiaries has any investment in excess of $100,000 in U.S. property within the meaning of Section 956 of the Code and (q) tax operating loss carry forwards will be recognized for financial reporting purposes under the provisions of Statement 109.

     3.25  REGISTRATION RIGHTS.  Except as set forth in the Registration Rights
           -------------------
Agreement or in Section 3.25 of the Exceptions Letter, the Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued. To the extent the Company is under any obligation to register any of its securities, such obligations do not violate, limit or impede the rights granted to C2000 under the Registration Rights Agreement.

     3.26  MINUTE BOOKS.  The Company has delivered or made available to C2000
           ------------
copies of the minute books of the Company and each Subsidiary, which each contain a complete and correct record of all meetings of the respective Board of Directors of the Company and each Subsidiary and committees thereof and all meetings of each of their respective stockholders and all actions by written consent without a meeting by each such Board of Directors and committees thereof and their respective stockholders since their respective date of incorporation, which each accurately reflect all actions by such directors, and committees thereof, and by stockholders with respect to all transactions referred to in such minutes.

     3.27  CERTAIN PAYMENTS.  To the best of the Company's knowledge, neither
           ----------------
the Company, any of its Subsidiaries nor any other Person, since its date of incorporation, formation or organization, has, directly or indirectly, on behalf of or with respect to the Company or any of its Subsidiaries (a) made or received any payment that was not legal to make or to receive under applicable law, (b) engaged in any transaction or made or received any payment that was not properly recorded on the books of the Company or its Subsidiaries in accordance with GAAP and applicable law, or (c) created or used any "off-book" account or fund.

     3.28  AFFILIATE TRANSACTIONS.  Except as described in the SEC Documents as
           ----------------------
of the date hereof or in Section 3.5 of the Exceptions Letter, there are no existing agreements, understandings or arrangements between the Company or any Subsidiary, on the one hand, and any Affiliates (other than a Subsidiary), on the other hand, which would have been required to have been disclosed pursuant to Regulation S-K promulgated under the Exchange Act, and, since such date, the Company and its Subsidiaries have not entered into any agreements, understandings or arrangements between the Company and its Subsidiaries, on the one hand, and any Affiliates (other than a Subsidiary) on the other hand.

     3.29  NCD ACQUISITION.  Pursuant to that certain Agreement and Plan of
           ---------------
Reorganization dated as of September 28, 1994, the Company acquired all of the outstanding shares of NCD in exchange for that number of shares of Company's Common Stock, cash consideration and other consideration as is described in
Schedule 3, Section 3.29 to the Investment Agreement (the "NCD Acquisition").
                                                           ---------------
Schedule 3, Section 3.29 to the Investment Agreement also sets forth any other shares of the Company's Common Stock, options or rights to acquire the Company's capital stock, or other securities of the Company to be issued or issuable, and other repurchase agreements or contingent arrangements made, in connection with any aspect of the NCD Acquisition, including but not limited to employees, brokers or finders, creditors or vendors.

     3.30  ROBEC ACQUISITION.  Pursuant to the Robec Acquisition Agreement, the
           -----------------
Company is proposing to consummate the Robec Acquisition in exchange for that number of shares of Common Stock set forth in Schedule 2 hereto. Except as set
                                              ----------
forth in Schedule 2, no other shares of the Company's Common Stock, options or
         ----------
rights to acquire the Company's capital stock or other securities of the Company will be issued or issuable in connection with any shareholders, employees, brokers or finders, creditors, vendors or others in connection with the Robec Acquisition. The status of the Robec Acquisition is described in Section 3.30 of the Exceptions Letter. Except for the Amended and Restated Agreement and the Plan of Reorganization dated as of August 11, 1994 between the Company and Robec, as amended by Amendment No. 1 entered into as of August 4, 1995 attached hereto as Exhibit G, there are no other agreements or understanding related to the related Robec Acquisition.

     3.31  OTHER TRANSACTIONS.  Except for the transactions contemplated with
           ------------------
C2000 and Sub pursuant to this Agreement, the NCD Acquisition and the Robec Acquisition, neither the Company nor any of its Subsidiaries (i) have reached agreement for the acquisition of all or a portion of the assets or stock (currently outstanding or to be issued) of any other entity or (ii) have reached agreement for the sale or acquisition of all or a substantial portion of the Company's or any Subsidiaries assets or stock (whether currently outstanding or to be issued).

     3.32  BROKERS, FINDERS, ETC.  Neither the Company nor any Subsidiary has
           ----------------------
employed, or is subject to the valid claim of, any broker, finder or other financial intermediary, in connection with the transactions contemplated by this Agreement who might be entitled to a fee or commission.

     3.33  FULL DISCLOSURE.  The Company has heretofore made all of the books,
           ---------------
records, agreements and other documents of the Company and its Subsidiaries or portions thereof relating to the transactions contemplated by this Agreement and the Related Agreements available to C2000 for inspection and due diligence.
Such books and records, agreements and documents and all other documents and papers delivered to C2000 by or on behalf of the Company or its Subsidiaries in connection with this Agreement and the Related Agreements and the transactions contemplated hereby and thereby are accurate, complete and authentic. Furthermore, the representations and warranties of the Company and its Subsidiaries in this Agreement and the Related Agreements and the information contained in the foregoing materials and furnished to C2000 by the Company or its Subsidiaries in connection with this Agreement and the Related Agreements and the transactions contemplated hereby and thereby do not contain any untrue statement of a material fact and do not omit to state any fact necessary to make the statements made, in the context in which they are made, not false or misleading.

     3.34  INDEBTEDNESS.  Except as set forth in Section 3.34 of the Exceptions
           ------------
Letter, neither the Company nor any Subsidiary is indebted to any Person in an amount exceeding $150,000. Section 3.34 of the Exceptions Letter lists each bank agreement, credit agreement, loan document, guarantee, subordination agreement or other contract or document, or

Contractual Obligation to which the Company or any of its Subsidiaries is a party that related to indebtedness of $150,000 or more.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF C2000 AND SUB

     C2000 and Sub hereby, jointly and severally, represent and warrant to the Company as follows:

     4.1  DUE ORGANIZATION.  Each of C2000 and Sub (i) is duly organized,
          ----------------
validly existing and in good standing under the laws of its jurisdiction of incorporation and (ii) has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct its business as now being conducted and as proposed to be conducted, except to the extent the failure to have such power, authority or legal right would not, in the aggregate with all such other failures, have a Material Adverse Effect. Sub is duly authorized as a foreign corporation to do business in the state of California.

     4.2  CORPORATE POWER.  Each of C2000 and Sub has all requisite corporate
          ---------------
power and authority to enter into and deliver this Agreement and each Related Agreement and to perform its obligations hereunder and thereunder. Neither C2000 nor Sub is in default in the performance, observance or fulfillment of any provision of its charter documents.

     4.3  AUTHORIZATION AND VALIDITY OF AGREEMENT.  With respect to each of
          ---------------------------------------
C2000 and Sub, the execution, delivery and performance by it of this Agreement and each Related Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action (including, in the case of C2000, due authorization by the Managing Board of Directors (referred to as the "Vorstand" in German) and the Supervisory Board (referred to as the "Aufsichtsrat" in German) of C2000, and, in the case of Sub, due authorization by the Board of Directors and sole stockholder of Sub). Except as otherwise contemplated by this Agreement, no other corporate action on the part of C2000 or Sub is necessary for the execution, delivery and performance by C2000 or Sub, as applicable, of this Agreement and each Related Agreement and the consummation by C2000 or Sub, as applicable, of the transactions contemplated hereby and thereby. This Agreement and each Related Agreement has been duly executed and delivered by C2000 and Sub, and this Agreement and the Related Agreements constitute the legally valid and binding obligations of C2000 and Sub, enforceable against them in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.4  INVESTMENT INTENT.  The securities to be acquired by C2000 or Sub, as
          -----------------
applicable, pursuant to Article II are being acquired by C2000 or Sub, as applicable, solely for its own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of the securities, other than in accordance with applicable federal and state securities laws.

     4.5  SOPHISTICATION.  Each of C2000 and Sub is able to bear the economic
          --------------
risk of an investment in the securities acquired by it pursuant to this Agreement and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment and therefore has the capacity to protect its own interests in connection with the purchase of the securities. Each of C2000 and Sub has had access to and has reviewed and understood all material information, including financial statements, concerning the Company that it deems necessary or advisable in order to evaluate the risks and merits of entering into this transaction and acquiring the securities to be issued hereunder. Each of C2000 and Sub has been given the opportunity to ask questions and receive answers from the Company and any Persons acting on behalf of the Company and has made such further investigation as it deemed appropriate with respect to the transactions contemplated hereby. Each of C2000 and Sub acknowledge that the information disclosed to them demonstrates that there has been, since June 30, 1994, a material adverse change in the business, condition (financial and otherwise) and results of operations of the Company.

     4.6  BROKERS, FINDERS, ETC.  Except for the engagement of Chemical
          ----------------------
Securities Inc., neither C2000 nor Sub has employed, or is it subject to the valid claim of any broker, finder or other financial intermediary in connection with the transactions contemplated by this Agreement who might be entitled to a fee or commission. C2000 shall be solely responsible for all fees, expenses and disbursements of Chemical Securities, Inc.

                                   ARTICLE V

                                   COVENANTS

     5.1  ACCESS TO INFORMATION.  From and after the date of this Agreement and
          ---------------------
until the Closing, upon reasonable notice, the Company will (and will cause each of the Subsidiaries to) afford the officers, employees, counsel, accountants and other authorized representatives of C2000 and its Affiliates (collectively, "Representatives") access during normal business hours throughout the term of
----------------
this Agreement, to its properties, books and records (including, without limitation, tax returns and financial records) and, during such period, the Company will (and will cause each of the Subsidiaries to) furnish promptly all information requested by C2000 or Representatives (except where any such information is subject to a good faith claim of attorney-client, work product or other privilege which would be adversely affected by complying with such a request for information or where the Company is contractually precluded from making such disclosure) and provide C2000 and Representatives with an opportunity to interview such of its employees (and, with the prior consent of the Company, certain of its major suppliers and customers) concerning its business, properties and personnel as C2000 may reasonably request.

     5.2  ADVICE OF CHANGES.  From and after the date of this Agreement and
          -----------------
until the Closing or the earlier termination of this Agreement, the Company will promptly advise C2000 in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of the Company or any Subsidiary contained in this Agreement or the Related Agreements, as if made on or as of the date of such event, untrue or incomplete in any material respect, (b) of any event having a Material Adverse Effect with respect to the Company and its Subsidiaries taken as a whole, and (c) of any breach by the Company or any Subsidiary of any covenant or agreement contained in this Agreement or the Related Agreements. To ensure compliance with this Section 5.2, the Company will deliver to C2000 as soon as practicable, but in any event within 30 days after the end of each monthly accounting period ending after the date of this Agreement, an unaudited consolidated balance sheet, statement of operations and statement of cash flows for the Company, which financial statements will be prepared in the ordinary course of business in accordance with the Company's books and records and GAAP as of their respective dates and the results of the Company's operations for the periods then ended.

     5.3  CONDUCT OF BUSINESS.  Except as permitted or required by this
          -------------------
Agreement, or otherwise consented to or approved in writing by C2000, during the period commencing on the date hereof and until the Closing the Company covenants and agrees to comply with the obligations of subparagraphs (a) through (l) of
Section 5.4 of the Investment Agreement as if those subparagraphs were set forth herein, and further covenants and agrees not to take any action or to permit any of its Subsidiaries to take any action that would have a Material Adverse Effect with respect to the Company or any of its Subsidiaries.

     5.4  ROBEC.  The Company will use its best efforts to close as soon as
          -----
practicable the Robec Acquisition on the terms described in the Robec Acquisition Agreement.

     5.5  CERTAIN DEFAULTS.  From and after the date of this Agreement and until
          ----------------
the Closing the Company will give prompt notice to C2000 of (a) any notice of default received by it or any of its Subsidiaries under any material instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound, and (b) any suit, action or proceeding instituted or threatened against or affecting the Company or any of its Subsidiaries.

     5.6  SATISFACTION OF CONDITIONS PRECEDENT.  The Company will use its best
          ------------------------------------
efforts to satisfy or cause to be satisfied all the conditions precedent to the obligations of C2000 and Sub, and the Company will use its best efforts to cause the transactions contemplated by this Agreement to be consummated.

     5.7  FURTHER ACTIONS.  Subject to the terms and conditions hereof, each of
          ---------------
the Company, the Borrower, C2000 and Sub agrees to use commercially reasonable efforts to obtain all written consents, take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the Related Agreements and to satisfy the conditions hereto and thereto.

     5.8  LISTING OF SHARES; PRESS RELEASE.  The Company will, at its expense,
          --------------------------------
use its best efforts to cause all shares of the Company's Common Stock to be issued hereunder or pursuant to the conversion of the Preferred Stock or upon exercise of any of the rights granted hereunder or under the Related Agreements to be approved for listing on the New York Stock Exchange, subject to notice of issuance, and will provide prompt notice to the New York Stock Exchange of the issuance of each of such shares. The Company will obtain confirmation from the New York Stock Exchange that the transactions contemplated by this Agreement and the Related Agreements, without obtaining stockholder approval, do not violate rules 312 or 313 of the New York Stock Exchange. The Company will promptly after the execution hereof issue a press release and mail to the Company's stockholders a letter, in the forms that have been approved by the Company, C2000 and the New York Stock Exchange, regarding this Agreement and the Related Agreements and the reasons therefor.

     5.9  REGISTRATION RIGHTS AGREEMENT.  The Company will comply with the
          -----------------------------
provisions regarding registration rights contained in the Registration Rights Agreement.

     5.10  BOARD OF DIRECTORS
           ------------------

          (a) Upon the Closing, Marc Werner, Hal Clark, Steve Holmes and Bill Walker will continue as directors of the Company. Concurrently with the execution and delivery of this Agreement, each of the other directors will deliver to the Company their executed written resignations as directors of the Company, effective as of the Closing. Upon the Closing, the remaining directors of the Company will appoint as directors of the Company Robert Beckett, Steve DeWindt, Mark Mulford, Holger Heims, Harry Krischik and Klaus Laufen. The parties anticipate that, immediately after the Closing, Steve DeWindt and Mark Mulford will be appointed by the Board of Directors of the Company as the Chief Executive Officer and Chief Operating Officer, respectively, of the Company.

          (b) From the date of this Agreement until the Closing or the earlier termination of this Agreement, the Company will not increase the authorized number of members of its Board of Directors from its current size of nine.

     5.11  INDEMNIFICATION AND INSURANCE.
           -----------------------------

          (a) The Company will enter into a Director's Indemnification Agreement in the form attached hereto as Exhibit F with each of the current directors of
                               ---------
the Company and each of C2000's designees upon such person's election or appointment to the Board of Directors, provided that each such director and C2000 will have entered into mutual releases in the form included in Exhibit F.
                                                                     ---------

          (b) After the date of the Agreement, the Company will to use its commercially reasonable efforts to maintain in effect directors' and officers' liability insurance of at least the same coverage and amounts as currently in existence.

     5.12  EQUITY METHOD ACCOUNTING.  The Company will promptly furnish to C2000
           ------------------------
all information that is required by GAAP to enable C2000 to account for its investment in the Company pursuant to the equity method, to the extent reasonably available to the Company. To the extent reasonably requested by C2000, the Company will, and will cause its employees, independent public accountants and other representatives to furnish information, to the extent reasonably available, regarding the Company to, and otherwise cooperate with, C2000 so as to enable C2000 and its Affiliates to prepare financial statements in accordance with GAAP in the United States and to comply with its reporting requirement and other disclosure obligations under applicable United States and German securities or other laws and regulations.

     5.13  CONSENTS.  The Company will use diligently use its best efforts to
           --------
obtain as promptly as possible (i) all consents, approvals, orders, waivers or authorizations of, or registrations, qualifications, designations, declarations or filings with, any court or any federal or state governmental authority or third party (including, without limitation, Bank of Boston, IBM Credit Corporation and Congress Financial) required on the part of the Borrower, the Company or any of its Subsidiaries in connection with the consummation of the transactions contemplated by this Agreement and (ii) a written agreement from each of IBM Credit Corporation, Bank of Boston and any other lending institution (such as Congress Financial) to which the Company is indebted in any amount in excess of $150,000 that such financing institutions will, upon the Closing of this Agreement and subject to the existing terms of the financing institution's Loan Documents extend the Company's credit facility for 12 months after the Closing.

     5.14  AGREEMENTS WITH ROBEC'S AFFILIATES.  The Company will diligently use
           ----------------------------------
its best efforts to obtain as promptly as possible written agreements of Robert Beckett and Robert Beckett, Jr. in the form attached hereto as Exhibit H.
                                                               ---------

     5.15  FILING CERTIFICATE OF DESIGNATION.  The Company will promptly file
           ---------------------------------
with the Delaware Secretary of State a Certificate of Designation in the form set forth in Exhibit A hereto.
             ---------

     5.16  NO INTERIM ISSUANCE OF SECURITIES.  During the period commencing with
           ---------------------------------
the date of this Agreement and ending at the Closing, the Company will not issue any shares of Common Stock, Convertible Securities or other securities or rights or commitments with respect to securities of the Company or any of its Subsidiaries without first obtaining the written consent of C2000 for the issuance, including the specific terms thereof, but excluding issuances pursuant to the exercise of existing and outstanding rights, options, warrants and similar Convertible Securities.

     5.17  BUCKET.  The Company hereby represents to C2000 and Sub that the
           ------
Company will not incur any liability, costs or expenses in connection with matters referred to in the Bucket Contingencies list attached hereto as Exhibit
                                                                        -------
I (the "Contingencies") in excess of $2,000,000 in the aggregate (the "Bucket
-       -------------                                                  ------
Amount").  If and to the extent the Company incurs aggregate liability, costs
------
and expenses in connection with the Contingencies in excess of the Bucket Amount, the Company will promptly issue to C2000 (or, at C2000's election, Sub) a number of shares of the Company's Common Stock equal to the amount of such excess divided by $1.25. For the purposes of this Section 5.17, the Company will not be deemed to incur any liability, costs or expenses in connection with a Contingency involving an employee termination to the extent that the amount paid to such employee with respect to termination does not exceed the amount payable pursuant to the terms of the employee's employment agreement for a termination without cause.

     5.18  CHANGE OF FISCAL YEAR.  The Company will change its fiscal year to
           ---------------------
begin on the first day of October and end on the last day of September each year with such new fiscal year to begin on October 1, 1995.

     5.19  ADDITIONAL SHARES.  The Company will use its best efforts to obtain
           -----------------
the necessary approvals, including the calling of a shareholder meeting and submission of required proxy statement, to increase to 100,000,000 the number of authorized shares of the Company's Common Stock. C2000 agrees to vote its shares in favor of such increase.

     5.20  OUTSTANDING OPTIONS.  In order to provide for sufficient authorized
           -------------------
shares to cover outstanding options and warrants listed in Section 3.5, Schedule 1 of the Exceptions Letter, C2000 will vote its shares at the next shareholders' meeting to approve (i) an increase in the authorized number of shares of the Company's Common Stock to such number as is necessary to provide sufficient reserved shares for such outstanding options and warrants and (ii) an increase in the authorized number of shares under any Employee Stock Option Plans under which such options were issued as is necessary to provide sufficient reserved shares for such outstanding options.

     5.21  ACCOUNTING TREATMENT.  During the period from the date of this
           --------------------
Agreement to the Closing, the Company will reflect in its financial statements appropriate write-off of goodwill and appropriate reserves of write-downs of inventory and uncollectability of receivables related to the retail business and appropriate reserves for the Company's continuing consolidation efforts. The Company will inform C2000 prior to the Closing of the specific actions it proposes to take with respect to such reserves and will take prior to the Closing.

     5.22  PROTECTION OF MINORITY RIGHTS.
           -----------------------------

          (a) C2000 and Sub agree that for a three year period following the Closing the affirmative vote of not less than two-thirds (2/3) of the outstanding shares of Common Stock of the Company held by shareholders other than C2000, Sub and/or any of their respective Affiliates ("Interested
                                                            ----------
Shareholders") shall be required for the approval of any Business Combination
------------
(as hereinafter defined) of the Company with an Interested Shareholder in which the cash or the fair market value of the property, securities or other consideration to be received per share by holders of the Company's Common Stock is less than $1.25 (with appropriate adjustments for recapitalizations and stock splits, stock dividends and like distributions).

          For the purpose of this subsection (a), the term "Business Combination" shall mean the following transactions: (i) a merger or consolidation of the Company or any subsidiary of the Company with C2000, Sub or any other entity that is controlled by Interested Shareholders; (ii) the sale or other disposition by the Company or a subsidiary of the Company of all or substantially all of its assets; or (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder.

          (b) C2000 and Sub agree that any and all material transactions between any Interested Shareholder(s) and the Company shall be in effected in accordance with any fiduciary duties that C2000 or Sub may have under applicable Delaware law.

                                   ARTICLE VI

                        CONDITIONS PRECEDENT TO CLOSING

     6.1  CONDITIONS PRECEDENT TO OBLIGATIONS OF PARTIES.  None of the parties
          ----------------------------------------------
hereto will be obligated to consummate at the Closing any of the transactions provided for herein if any preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States or by any United States federal or state Governmental Authority nor any statute, rule, regulation or executive order promulgated or enacted by any United States federal or state Governmental Authority which is in effect at the Closing restrains, enjoins or otherwise prohibits the consummation of such transaction at the Closing.

     6.2  CONDITIONS PRECEDENT TO OBLIGATIONS OF C2000 AND SUB.  The obligation
          ----------------------------------------------------
of C2000 and Sub to consummate at the Closing any of the transactions provided for herein is subject to the satisfaction, at or prior to the Closing, of each of the following additional conditions:

          (a) Accuracy of Representations and Warranties.  The representations
              ------------------------------------------
and warranties of the Company contained herein will be true and complete in all material respects on the date hereof and at and as of the Closing, with the same force and effect as though made at and as of the Closing, except for changes reasonably acceptable to C2000.

          (b) Performance of Agreement.  The Company will have performed and
              ------------------------
complied in all material respects with all agreements, covenants and conditions contained in this Agreement to be performed or complied with by them at or prior to the Closing.

          (c) Certificate.  C2000 will have received a certificate of the
              -----------
Company, dated the date of the Closing, executed by and on behalf of the Company by its President and Chief Financial Officer, to the effect that the conditions specified in paragraphs (a) and (b) above have been fulfilled as to the Company.

          (d) Secretary's or Assistant Secretary's Certificate.  C2000 will have
              ------------------------------------------------
received from the Company a certificate, dated the date of the Closing, of the Company's Secretary or Assistant Secretary certifying the incumbency of those officers of the Company executing this Agreement or any Related Agreement or any closing documents delivered hereunder or thereunder. Attached to such certificate will be (i) a copy of the Certificate of Incorporation and By-Laws of the Company, certified by such Secretary or Assistant Secretary as in effect at all relevant times and (ii) certified copies of the resolutions of the Board of Directors authorizing the execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated herein and therein.

          (e) Legal Opinion.  C2000 will have received an opinion of Raymond L.
              -------------
Ridge, counsel to the Company, in form and substance reasonably satisfactory to C2000.

          (f) Additional Documents, Matters, Conditions and Litigation.  C2000
              --------------------------------------------------------
will have received each additional document, instrument, legal opinion or item of information reasonably requested by C2000, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Company may be a party. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement will be reasonably satisfactory in form and substance to C2000. C2000 shall be satisfied with the Company's business, financial condition, prospects, employee, vendor and creditor relations, status of the Robec Acquisition, and any litigation involving the Company, including any litigation disclosed in the Exceptions Letter. In addition there shall not have been initiated or threatened any new litigation against the Company, its Board of Directors or C2000 except as is disclosed in the Exceptions Letter.

          (g) Material Adverse Change in Company.  There will not have occurred
              ----------------------------------
after the date hereof any event resulting in a Material Adverse Effect as to the business, operations, financial condition or prospects of the Company and its Subsidiaries.

          (h) Accounting Treatment.  The actions taken with respect to
              --------------------
accounting described in Section 5.21 shall be reasonably satisfactory to C2000.

          (i) Other Actions.  The following actions will have been taken:  (i)
              -------------
the resignation of directors referred to in Section 5.10 will have been received and the remaining directors will have appointed, effective as of the Closing, new directors, as provided in Section 5.10; (ii) the Director's Indemnification Agreements and releases will have been entered into as provided in Section 5.11;
(iii) the consents, approvals, orders, waivers or authorizations, registrations, qualifications, designations, declarations and filings will have been obtained as provided in Section 5.13(i) and the agreements will have been obtained as provided in Section 5.13(ii); (iv) the agreements will have been obtained as provided in Section 5.14; (v) the Certificate of Designation will have been filed and become effective as provided in Section 5.16; (vi) written agreements, in such form as is reasonably satisfactory to C2000, will have been obtained from each of the holders of the Unit Warrants to the effect that the exercise price of the Unit Warrants for the Unit Warrant Share will be $1.05 per share and that any price protection provisions existing for the benefit of such holders, whether contained in the related Subscription Agreement or Unit Warrant, is waived with respect to issuances of Preferred Stock or other securities to C2000 or Sub, and (vii) executed severance agreements with each of Harold Clark and Stephen Holmes shall have been delivered to C2000 and (viii) the Company shall have duly and validly concluded the transaction with James D'Jen resulting in the Company receiving and cancelling 350,000 shares of its Common Stock and James D'Jen receiving all outstanding shares of the Company's Singapore subsidiary, without any further obligations or liabilities of the Company.

     6.3  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.  The obligation of
          --------------------------------------------------
the Company to consummate at the Closing any of the transactions provided for herein is subject to the satisfaction, at or prior to the Closing, of each of the following additional conditions:

          (a) Accuracy of Representations and Warranties.  The representations
              ------------------------------------------
and warranties of C2000 and Sub contained herein will be true and complete in all material respects at and as of the Closing, with the same force and effect as though made at and as of the Closing, except for changes permitted or contemplated by this Agreement.

          (b) Performance of Agreements.  C2000 and Sub will have performed and
              -------------------------
complied in all material respects with all agreements, covenants and conditions contained in this Agreement and any Related Agreement to be performed or complied with by them prior to or at the Closing.

          (c) Certificate.  The Company will have received a certificate of
              -----------
C2000 and Sub, officer executed on behalf of C2000 and Sub by an executive officer thereof, dated the date of the Closing, to the effect that the conditions specified in paragraphs (a) and (b) above have been fulfilled.

          (d) Indemnification Agreement.  The Director's Indemnification
              -------------------------
Agreements and releases will have been entered into as provided in Section 5.11.

                                  ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVERS

     7.1  TERMINATION.  This Agreement may be terminated and the transactions
          -----------
contemplated hereby may be abandoned:

          (a) by mutual consent of C2000 and the Company;

          (b) by either C2000 or the Company prior to the Closing, if all the conditions to that party's performance at the Closing will not have been satisfied or waived by the close of business on August 20, 1995 other than as a result of a breach of this Agreement by the terminating party;

          (c) by either C2000 or the Company, if a permanent injunction or other order by any federal or state court which would make illegal or otherwise restrain or prohibit the consummation of the transactions provided for in this Agreement will have been issued and will have become final and nonappealable;

          (d) by the Company, if any representations of C2000 or Sub in this Agreement (with such changes as may been made therein in compliance with this Agreement) will be materially false or if C2000 or Sub will have committed a material breach of its obligations under this Agreement and will have failed to cure such breach after reasonable notice thereof (but in any event within ten days after such notice).

          (e) by C2000, if any representations of the Company in this Agreement (with such changes as may been made therein in compliance with this Agreement) will be materially false or if the Company will have committed a material breach of its obligations under this Agreement and will have failed to cure such breach after reasonable notice thereof (but in any event within ten days after such notice).

     7.2  PROCEDURE UPON TERMINATION.  In the event of the termination of this
          --------------------------
Agreement by any party in accordance with Section 7.1, such party shall promptly give written notice thereof to the other parties hereto and this Agreement will terminate and the transactions contemplated hereby will be abandoned without further action by any of the parties hereto, except that Articles III, IV, VIII and IX and the Registration Rights Agreement will survive any such termination. In addition, if the Investment Agreement is then terminated in accordance with
Section 7.3 thereof, the Company will be obligated to pay C2000 the break up fee provided for in such Section 7.3 but will not be required to pay C2000 any additional break up fee under this Agreement.

     7.3  AMENDMENT AND MODIFICATION; WAIVER.  Subject to applicable law, this
          ----------------------------------
Agreement may be amended, modified and supplemented by a written instrument authorized and executed on behalf of C2000 and the Company. No waiver by either party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, will be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein and in any documents delivered or to be delivered pursuant to this Agreement and in connection with the Closing hereunder. The waiver by either party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any other or subsequent breach.

                                  ARTICLE VIII

                                INDEMNIFICATION

          8.1  INDEMNIFICATION.  During the Indemnification Period (as defined
               ---------------
below), the Company shall indemnify and hold harmless C2000, Sub and their respective shareholders, officers, directors, agents, employees, representatives, attorneys, successors and assigns (hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified
                    ------------------                       -----------
Persons") from and against any and all losses, costs, damages, liabilities, expenses, claims, demands, actions and causes of action, including, without limitation, reasonable attorneys' fees and expenses and any diminution in the value of Securities owned by an Indemnified Person (hereinafter referred to as "Damages"), arising out of any inaccuracy or breach of or default in connection
--------
with any of the representations or warranties at the time made or deemed to be made, or any of the covenants or agreements made, by the Company in this Agreement or any Related Agreement. The Company shall not be obligated to provide indemnification under this Section 8.1 unless and until the aggregate Damages for which one or more Indemnified Persons seeks such indemnification exceeds

$100,000, in which event the Company shall be obligated to provide such indemnification for those Damages and for all other Damages. For the purposes of this Article VIII, the "Damages" will not include any liability, costs or expenses incurred by the Company in connection with any Contingencies.

          8.2  INDEMNIFICATION PERIOD.  The "Indemnification Period" shall mean
               ----------------------        ----------------------
that period commencing on the date hereof and terminating four years thereafter, except in all cases as to matters which an Indemnified Party has given written notice of a Claim for Indemnification (as defined below) during the Indemnification Period, in which case the Indemnification Period with respect thereto shall continue until such Claim for Indemnification is finally resolved and the Company's indemnification obligations under Section 8.1 hereof with respect thereto are fully satisfied.

          8.3  PROSECUTION OR DEFENSE OF A CLAIM.  After the receipt by an
               ---------------------------------
Indemnified Person of notice or discovery of any claim, damage or legal action or proceeding giving rise to indemnification rights under Section 8.1 hereof (a "Claim for Indemnification"), such Indemnified Person will give the Company
 -------------------------
written notice of the Claim for Indemnification in accordance with Section 8.4 hereof. Within the earlier of thirty days after such written notice or ten days before any answer must be filed with the court respecting the Claim for Indemnification, the Company may, at its sole expense, elect to take all necessary steps properly to contest and prosecute to conclusion the Claim for Indemnification to the extent it involves third parties; provided, however, that the Company may only compromise or settle the Claim for Indemnification if the Indemnified Person has granted prior written consent thereto, which consent (a) shall not be unreasonably withheld and (b) shall be deemed given by the Indemnified Person if such person does not respond within 30 days after receipt of written notice of such compromise or settlement (or such shorter notice as may be reasonable under the circumstances), but in no event (even in extreme circumstances) less than 48 hours after such receipt. If the Company makes the foregoing election, then the Indemnified Person will have the right at its own expense to participate in (but not to control or direct) all proceedings. If the Company does not make such election, then the Indemnified Person shall be free to handle the prosecution or defense of such Claim for Indemnification. In any case, the party not in control of a Claim for Indemnification will cooperate with the other party in the conduct of the prosecution or defense of such Claim for Indemnification.

          8.4  NOTICE OF CLAIM FOR INDEMNIFICATION.  Each notice of a Claim for
               ------------------------------------
Indemnification by an Indemnified person (the "Notice of Claim for
                                               -------------------
Indemnification") will be in writing and will contain, to the extent reasonably
---------------
available to such Indemnified Person, (i) an estimate of the maximum amount of the Damages (which amount may be revised by such Indemnified Person at any time) and (ii) a brief description of the facts, circumstances or events giving rise to the Damages, including, without limitation, the identity and address of any third-party claimant and copies of any formal demand or complaint.

          8.5  RESOLUTION OF NOTICE OF CLAIM.  Any Notice of Claim for
               -----------------------------
Indemnification delivered by an Indemnified Person to the Company pursuant to
Section 8.4 hereof will be resolved as follows:

          (a) In the event that the Company does not contest in writing to the Indemnified Person the underlying liability upon which a Notice of Claim for Indemnification is based, the Company shall pay to such Indemnified Person within 30 calendar days after that Notice of Claim for Indemnification is delivered to the Company the amount demanded therein.

          (b) In the event that the Company gives written notice contesting all or a portion of a Notice of Claim for Indemnification to such Indemnified Person (a "Contested Claim for Indemnification") within the 30-day period provided
    -----------------------------------
above, the Company's liability under that Contested Claim for Indemnification will be settled by binding arbitration. The final decision of the arbitrator will be furnished to the Company, the Purchaser and such Indemnified Person in writing and will constitute a conclusive determination of the issue in question, binding upon such parties.

          (i) Any Contested Claim for Indemnification shall be settled by arbitration in Orange County, California and, except as herein specifically stated, in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA Rules") then in effect. However, in all events,
                          ---------
the provisions of this Article VIII shall govern over any conflicting rules which may now or hereafter be contained in the AAA Rules. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction over the subject matter thereof. The arbitrator shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a Contested Claim for Indemnification.

          (ii) Any such arbitration will be conducted before a single arbitrator who will be compensated for his or her services at a rate to be determined by the parties or by the American Arbitration Association, but based upon reasonable hourly or daily consulting rates for the arbitrator in the event the parties are not able to agree upon his or her rate of compensation.

          (iii) The American Arbitration Association will have the authority to select an arbitrator from a list of arbitrators who are partners in a nationally recognized firm of independent certified public accountants from the management advisory services department (or comparable department or group) of such firm or are partners in a major law firm acceptable to both the Company and such Indemnified Person; provided, however, that such firm cannot be the firm of certified public accountants then auditing the books and records of either party or providing management or advisory services for either party.

          (iv) The Company and such Indemnified Person will each pay 50% of the initial compensation to be paid to the arbitrator in any such arbitration and

50% of the costs of transcripts and other normal and regular expenses of the arbitration proceedings; provided, however, that the prevailing party in any arbitration will be entitled to an award of attorneys' fees and costs, and all costs of arbitration, including those provided for above, will be paid by the losing party, and the arbitrator will be authorized to make such determinations.

          (v) Upon the conclusion of any arbitration proceedings hereunder, the arbitrator will render findings of fact and conclusions of law and a written opinion setting forth the basis and reasons for any decision reached and will deliver such documents to the Purchaser, the Company and such Indemnified Party, along with a signed copy of the award. The arbitrator chosen in accordance with these provisions will not have the power to alter, amend or otherwise affect the terms of the arbitration provisions set forth herein or any other provision of
this Agreement or any Related Agreement.   Except as specifically otherwise
provided in this Agreement, arbitration will be the sole and exclusive remedy of the parties for any Contested Claim for Indemnification arising out of this
Article VIII.

          (c) Any amount owed by the Company to such Indemnified Person hereunder shall be paid, in the sole discretion of C2000, in cash or shares of Common Stock (all such shares so paid are collectively referred to herein as the "Damage Shares"). In order to determine the number of Damage Shares to be
 -------------
delivered in payment of a Claim for Indemnification, each such Damage Share shall be valued at the lesser of (i) $1.25 or (ii) the average closing bid price of the Common Stock on the New York Stock Exchange during the five consecutive trading days ending upon the earlier of the date that (i) the Company agrees to pay such Claim for Indemnification or (ii) an arbitrator determines that the Company is liable for such Claim for Indemnification.

          (d) An Indemnified Party need not exhaust any other remedies that may be available to it before it proceeds directly in accordance with the provisions of this Article VIII. The assertion of any single Claim for Indemnification hereunder will not bar any Indemnified Person from asserting other Claims for Indemnification hereunder.

                                   ARTICLE IX
                               GENERAL PROVISIONS

     9.1  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  Regardless of any
          ------------------------------------------
investigation made by or on behalf of either party, all representations and warranties contained in or made in writing by the Company, C2000 or Sub pursuant to this Agreement will survive the Closing.

     9.2  EXPENSES; CERTAIN FEES.  Whether or not the transactions contemplated
          ----------------------
by this Agreement are completed, each party will pay its own fees and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, without limitation, the fees and expenses of attorneys, accountants and other advisors.

     9.3  NOTICES.  All notices, requests, demands, waivers and other
          -------
communications required or permitted to be given under this Agreement will be in writing and will be deemed to have been duly given if delivered personally or mailed, either by certified or registered mail with postage prepaid or by national or international overnight courier, or sent by facsimile, as follows:

          (a)  if to the Company or the Borrower, to:

               AmeriQuest Technologies, Inc.
               MacArthur Place
               3 Imperial Promenade
               Santa Ana, CA  92707
               Facsimile:  (714) 513-2450
               Attention:  Chief Executive Officer

          with a copy to:

               Gibson, Dunn & Crutcher
               4 Park Plaza
               Irvine, CA  92714
               Facsimile:  (714) 451-4220
               Attention:  Thomas D. Magill, Esq.

          (b)  if to C2000 or Sub, to:

               Computer 2000 AG
               Wolfratshauser Strasse 84
               81379 Munchen, Germany
               Facsimile:  011-49-8972490-405
               Attention:  Vorstand

          with a copy to:

               Fenwick & West
               Two Palo Alto Square
               Palo Alto, CA  94306
               Facsimile:  (415) 857-0361
               Attention:  Dennis R. DeBroeck, Esq. and
                           Edwin N. Lowe, Esq.

or to such other Person or address as either party will specify by notice in writing to the other party. All such notices, requests, demands, waivers and communications will be deemed to have been received (i) if given by personal delivery or by facsimile, on the date of personal delivery or by facsimile ,
(ii) if by nationally or internationally recognized overnight courier, on the fourth business day following dispatch.

     9.4  ENTIRE AGREEMENT.  The Loan Agreement and Investment Agreement shall
          ----------------
remain in full force and effect until the Closing hereunder at which time such agreements shall terminate and be superseded by this Agreement. Subject to the preceding sentence, this Agreement and the Related Agreements (including the Schedules and Exhibits hereto and thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof and thereof.

     9.5  BINDING EFFECT, BENEFIT.  This Agreement will inure to the benefit of
          -----------------------
and be binding upon the parties hereto and their respective successors, assigns, executors and legal representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     9.6  ASSIGNABILITY.  Except as provided below, this Agreement will not be
          -------------
assigned by either party hereto without the prior written consent of the other party. C2000 may, without the Company's consent, assign all or a portion of its rights and obligations hereunder or under the Related Agreements to one or more Subsidiaries of C2000 or to any Person that directly or indirectly controls C2000; provided, that any such Subsidiary or Person (i) agrees to be bound by
       ---------
the provisions of this Agreement or such Related Agreement(s) to the same extent as C2000, (ii) will be subject to any claims or defenses the Company will have against C2000 and (iii) executes an assignment and assumption agreement in form and substance reasonably acceptable to the Company. Notwithstanding any assignment by C2000 in accordance with the foregoing provisions, C2000 will continue to be liable for any obligations hereunder.

     9.7  DISCLOSURES.  Except as otherwise required by law, no public
          -----------
announcement or press release will be made by either party with respect to this Agreement or the transaction contemplated hereby without the prior written consent of the other party, which consent will not unreasonably be withheld. The Company and C2000 each agrees to use its best efforts to forward to the other party for its prior review any filings with regulatory agencies regarding this Agreement or the transactions contemplated hereby. Each party agrees to consider in good faith any comments of the other party concerning such filings.

     9.8  SECTION HEADINGS.  The Section headings contained in this Agreement
          ----------------
are inserted for reference purposes only and will not affect the meaning or interpretation of this Agreement.

     9.9  COUNTERPARTS.  This Agreement may be executed in multiple
          ------------
counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument.

     9.10  APPLICABLE LAW.  This Agreement and the legal relations between the
           --------------
parties hereto will be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles thereof to the extent that such principles would apply the law of another jurisdiction.

     9.11  NO RECOURSE AGAINST OTHERS.  No recourse under or upon any
           --------------------------
obligation, representation, warranty or covenant in this Agreement, or for any claim based hereon or otherwise in respect hereof, will be had against any past, present, or future officer, employee, partner or director, as such, of the Company, C2000 or Sub or of any successor Person or assignee thereof, either directly or indirectly, as the case may be, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed that this Agreement is solely a corporate obligation of each of the parties hereto, and any such successor or assignee, and that no such personal liability whatever will attach to, or is or will be incurred by, the officers, employees or directors, as such, of any such party, or of any successor or assignee of any such party, under or by reason of this Agreement. For the purposes of this Section 9.11 any reference to any party also includes each of such party's current or future Subsidiaries.

     9.12  SEVERABILITY.  In case any provision of this Agreement will be
           ------------
invalid, illegal or unenforceable in any jurisdiction, then as to such jurisdiction only, such provision will to the extent of such prohibition or unenforceability be deemed severed from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

     9.13  NO WAIVER.  No waiver of any breach or default hereunder of any party
           ---------
hereto will be deemed a waiver of any default or breach subsequently occurring.


     9.14  REMEDIES NOT EXCLUSIVE.  No remedy conferred by any of the specific
           ----------------------
provisions of this Agreement is intended to be exclusive of any other remedy and each remedy will be cumulative and will be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No remedy will be deemed to be a limitation on the amount or measure of damages resulting from any breach of this Agreement. The election of any one or more remedies will not constitute a waiver of the right to pursue other available remedies.

     9.15  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY
           --------------------
IN ANY LITIGATION IN ANY COURT ARISING OUT OF (I) THIS AGREEMENT OR ANY RELATED AGREEMENT (II) THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF, OR (III) ANY CLAIM OR DISPUTE HOWEVER ARISING BETWEEN THE PARTIES HERETO.

     9.16  INTERPRETATION.  The words "include", "includes" and "including" when
           --------------
used herein shall be deemed in each case to be followed by the words "without limitation."

     9.17  RULES OF CONSTRUCTION.  The parties hereto agree that they have been
           ---------------------
represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                         COMPANY:

                                         AMERIQUEST TECHNOLOGIES, INC. A
                                         DELAWARE CORPORATION


                                         By:
                                             --------------------------
                                             Name:
                                                   --------------------
                                             Title:
                                                    -------------------

                                         C2000:

                                         COMPUTER 2000 AG, A COMPANY DULY
                                         ORGANIZED UNDER THE LAWS OF THE
                                         FEDERAL REPUBLIC OF GERMANY


                                         By:
                                             --------------------------
                                             Name:
                                                   --------------------
                                             Title:
                                                    -------------------

                                         SUB:

                                         COMPUTER 2000 INC., A DELAWARE
                                         CORPORATION


                                         By:
                                             --------------------------
                                             Name:
                                                   --------------------
                                             Title:
                                                    -------------------


                     [SIGNATURE PAGE TO PURCHASE AGREEMENT]

Exhibits

A    Certificate of Designation

B-1  Form of Achievement Warrant

B-2  Form of Achievement Warrant

C    Form of Acquisition Maintenance Warrant

D    Form of Unit Maintenance Warrant

E    Form of Registration Rights Agreement

F    Form of Director's Indemnification Agreement

G    Amendment No. 1 to Robec Agreement

H    Agreement of Robert Beckett and Robert Beckett, Jr.

I    Bucket Contingencies List


Schedules

1   All outstanding shares of the Company's Common Stock

2   All (a) Robec Acquisition Shares, (b) Unit Warrant Shares and
    (c) outstanding Convertible Securities, including all outstanding obligations of the Company, whether accrued or accruing, contingent or otherwise, to issue any shares of its Common Stock or other securities

3   Detail for Unit Warrants

                                  EXHIBIT B-1
                                  -----------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS.
                              ---
THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS.

                                  Warrant to Purchase a Maximum of
                                  657,289 Shares of Series D Preferred Stock
                                  (subject to adjustment)

                              ACHIEVEMENT WARRANT:

                  WARRANT TO PURCHASE SERIES D PREFERRED STOCK

                                       OF

                         AMERIQUEST TECHNOLOGIES, INC.

                          VOID AFTER AUGUST ___, 1998

     This certifies that, for good and valuable consideration, Computer 2000 Inc., a company duly organized under the laws of Delaware (together with its permitted transferees and assigns, "Holder"), is entitled, subject to the terms and conditions of this Warrant, before August __, 1998 (the "Expiration Date")
                                                             ---------------
and in accordance with the schedule in Section 1 hereof, to purchase from AmeriQuest Technologies, Inc., a Delaware corporation (the "Company"), up to Six
                                                            -------
Hundred Fifty Seven Thousand, Two Hundred and Eighty-Nine (657,289) shares of the Company's Series D Preferred Stock, par value $0.01 per share (the "Warrant
                                                                        -------
Stock"), as constituted on August __, 1995 (the "Issue Date"), at the price of
-----                                            ----------
$0.53 per share (the "Purchase Price") upon surrender of this Warrant at the
                      --------------
principal office of the Company together with a duly executed subscription in the form attached hereto as Attachment 1 (the "Subscription") and simultaneous
                                               ------------
payment of the full Purchase Price therefor in lawful money of the United States as provided herein. The Purchase Price and the number and character of shares of Warrant Stock purchasable hereunder are subject to adjustment as provided herein.  As used herein, the term "Warrant" shall include this
                                            -------
Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

     1.  EXERCISE.  Subject to compliance with all applicable securities laws,
         --------
this Warrant may be exercised in accordance with the following provisions:

     1.1  Performance Milestones.
          ----------------------

     In the event the Company achieves target quarterly gross sales of at least the amount set forth below for such quarter ("Performance Milestones"), then
                                              ----------------------
this Warrant becomes exercisable for 82,161 shares of the Company's Series D Preferred Stock at the Purchase Price with respect to each quarter in which Performance Milestones are achieved:

       Calendar Quarter Ended          Performance Milestones
------------------------------------   ----------------------

               September 30, 1995      $150 million
               December 31, 1995       $160 million
               March 31, 1996          $190 million
               June 30, 1996           $200 million
               September 30, 1996      $220 million
               December 31, 1996       $230 million
               March 31, 1997          $270 million
               June 30, 1997           $280 million

     Quarterly gross sales for the Company shall be determined pursuant to the Company's financial statements prepared in accordance with generally accepted accounting principles consistently applied.

     1.2  Performance Milestones Dates.
          ----------------------------

          (a) Whether or not any of the Performance Milestones occur, this Warrant may be exercised at any time on or after July 31, 1996 but before July 20, 1997 for 327,830 shares of the Company's Series D Preferred Stock, in addition to the number of shares of Common Stock which became exercisable under
Section 1.1 due to achieving the Performance Milestones for any of the quarters ended September 30, 1995, December 31, 1995, March 31, 1996 or June 30, 1996, at the Purchase Price. The number of shares exercisable under this Section 1.2(a) shall be reduced by that number of shares of Warrant Stock purchased pursuant to
Section 1.3 below.

          (b) Whether or not any of the Performance Milestones occur, this Warrant may be exercised at any time on or after July 31, 1997 but before the Expiration Date for all the Warrant Stock. Except for adjustments as provided in Section 5 hereof, the Holder is entitled, subject to the terms and conditions of this Warrant, to purchase up to, but no more than, 657,289 shares of the Company's Series D Preferred Stock. Any and all purchase rights to this Warrant shall lapse August __, 1998.

     1.3  Acceleration of Exercise.  Notwithstanding the provisions of Section
          ------------------------
1.2, if at any time hereafter, the aggregate shares of Common and Preferred Stock held by the

Holder and Computer 2000 represent less than 51% of the total voting power of the Company, Holder shall be permitted to exercise this Warrant to the extent necessary to obtain such number of shares of Warrant Stock as will provide Holder and Computer 2000, when combined with the shares of Common and Preferred Stock then held by the Holder or Computer 2000, with shares representing 51% of the total voting power of the Company.

     1.4  Exercise.  The Holder can exercise this Warrant to the extent it
          --------
becomes exercisable in accordance with the preceding provisions, in whole or in part, on any business day prior to the Expiration Date, by surrendering this Warrant at the principal executive office of the Company (or such other office or agency as the Company may designate by notice in writing to the Holder in accordance with Section 13), together with the Subscription duly executed by the Holder and payment in full of the Purchase Price for the number of shares of Warrant Stock to be purchased upon such exercise. Upon a partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor for purchase of the number of remaining shares of Warrant Stock not previously purchased shall be issued by the Company to the Holder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise and payment in full to the Company of the Purchase Price as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.
As soon as practicable on or after such date, the Company shall issue and deliver to the Holder a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise. This Warrant may be exercised only for whole shares of Warrant Stock. No fractional shares may be issued upon any exercise of this Warrant.

     2.  VALID ISSUANCE.  All shares of Warrant Stock issued upon the exercise
         --------------
of this Warrant in accordance with the terms hereof shall be validly issued, fully paid and non-assessable. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock in any name other than that of the Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's satisfaction that no tax or other charge is due.

     3.  REPRESENTATIONS OF HOLDER; TRANSFER RESTRICTIONS.
         ------------------------------------------------

     3.1  Representations.  By accepting this Warrant, Holder makes the
          ---------------
representations set forth in Sections 4.4 and 4.5 of the Purchase Agreement (the "Purchase Agreement"), dated as of August __, 1995, by and among the Company,
 ------------------
the Holder, and Computer 2000 AG, a company duly organized under the laws of the Federal Republic of Germany, and agrees to the restrictions set forth in 3.2 below, and, by exercising this Warrant in whole or in part, Holder agrees that Holder will then represent and will be deemed to represent that such representations are true and complete as of the date of such exercise.

     3.2  Transfer Restrictions.  Except as provided below, Holder agrees not to
          ---------------------
make any transfer of all or any portion of this Warrant or the Warrant Stock unless and until such transfer is registered under the 1933 Securities Act, as amended and all applicable state securities laws or exemptions are available therefrom.

     4.  TRANSFER AND EXCHANGE.  Subject to the terms and conditions of this
         ---------------------
Warrant, this Warrant and all rights hereunder may be transferred, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney and upon surrender of this Warrant properly endorsed. Upon any permitted partial transfer, the Company will issue and deliver to the transferring Holder a new Warrant or Warrants with respect to the shares of Warrant Stock not so transferred. Each Holder of this Warrant consents and agrees that the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided,
                                                                --------
however that until a transfer of this Warrant is duly registered on the books of
------
the Company, the Company may treat the Holder hereof as the owner for all purposes.

     5.  ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.  The number and
         -------------------------------------------------
character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Purchase Price therefor, are subject to adjustment upon occurrence of the following events after the Original Issue Date:

     5.1  Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc.
          ---------------------------------------------------------------------
The Purchase Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise or conversion of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of Common Stock (or such other stock or securities into which the Common Stock may be converted or exchanged); provided, however, that no adjustment shall be made under this
            --------  -------
Section 5.1 for the issuance of Common Stock upon conversion or exercise of any convertible stock, options, warrants or rights existing on the date hereof or issued pursuant to the terms of the Purchase Agreement or any Related Agreements (as defined in the Purchase Agreement).

     5.2  Adjustment for Capital Reorganization, Consolidation, Merger.  If any
          ------------------------------------------------------------
reorganization of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Common Stock will be entitled to receive stock, securities or assets with respect to or in exchange for their Common Stock, then in each such case, the Holder of this Warrant, upon the exercise of this Warrant (as provided in Section 1), at any time after the consummation of such capital reorganization, consolidation, merger or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise or conversion, as applicable, of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 5; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     5.3  Conversion of Warrant Stock.  At such time as the Preferred Stock of
          ---------------------------
the Company is automatically converted into Common Stock pursuant to Section 1.5(b) of the Certificate of Designations filed with the Delaware Secretary of State with respect to the Company's Series D Preferred Stock ("Certificate of
                                                               --------------
Designations") and a sufficient number of authorized shares of Common Stock
------------
exists to effect the exercise of all unexercised warrants under this or any other warrants held by Holder and any transferee of Holder into Common Stock (pursuant to the formula set forth below) then, from and after the date on which such Preferred Stock is so converted (the "Conversion Date"): (i) this Warrant
                                           ---------------
will be exercisable for Common Stock of the Company and the term "Warrant Stock"
                                                                  -------------
(wherever used in this Warrant) will thereafter mean the Company's Common Stock;
(ii) the number of shares of Common Stock for which this Warrant will be exercisable will equal that number of shares of Common Stock into which all of the shares of Series D Preferred Stock that may be acquired under this Warrant (whether before or after the Conversion Date) would have been convertible into as of the Conversion Date pursuant to the Certificate of Designations had this Warrant been exercised in full immediately prior to the Conversion Date; and
(iii) the Purchase Price will be the price obtained by dividing (a) the Purchase Price in effect immediately prior to the Conversion Date by (b) the number of shares of Common Stock (including fractional shares) into which each share of Series D Preferred Stock would have been convertible into pursuant to the Certificate of Designations immediately prior to the Conversion Date (subject to subsequent adjustment as provided herein).

     6.  REGISTRATION RIGHTS.  The Warrant Stock shall be entitled to the
         -------------------
registration rights set forth in the Registration Rights Agreement dated as of August __, 1995 between the Company and the Holder, and the Holder and the Company hereby agree to be bound by all the provisions of such agreement which relate to registration rights, as if the Holder was a "Holder" of "Registrable Securities" as those terms are defined in such agreement.

     7.  NO IMPAIRMENT.  Subject to the provisions of Section 5, the Company
         -------------
will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     8.  CERTIFICATE AS TO ADJUSTMENTS.  In each case of any adjustment in
         -----------------------------
either the Purchase Price or in the number of shares of Warrant Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant.

     9.  NOTICES OF RECORD DATE.  In case:
         ----------------------

     (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or distribution; or

     (b) of any reclassification, recapitalization, consolidation or merger of the Company with or into another corporation; or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or any dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend, or (ii) the date on which such reclassification, recapitalization, consolidation, merger, conveyance, dissolution, liquidation, or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Warrant Stock (or such other stock or securities) for securities or other property deliverable upon such reclassification, recapitalization, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the date therein specified.

     10.  LOSS OR MUTILATION.  Upon receipt by the Company of evidence
          ------------------
reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of a written indemnity agreement satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     11.  RESERVATION OF WARRANT STOCK.  The Company shall at all times reserve
          ----------------------------
and keep available out of its authorized but unissued shares of Warrant Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Warrant Stock as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time (including without limitation the date hereof) the number of authorized but unissued shares of Warrant Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock to such number of shares as shall be sufficient for such purpose.

     12.  NO RIGHTS OR LIABILITIES AS SHAREHOLDER.  This Warrant does not by
          ---------------------------------------
itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant and no enumeration herein of the rights or privileges of the Holder shall cause such Holder to be a shareholder of the Company for any purpose.

     13.  NOTICES.  All notices and other communications from the Company to the
          -------
Holder shall be (a) delivered to the Holder or (b) sent by facsimile transmission or mailed by first-class mail, postage prepaid, to the facsimile number or the address, as the case may be, furnished to the Company in writing by the Holder and appearing on the books of the Company.

     14.  CHANGE; WAIVER.  Neither this Warrant nor any term hereof may be
          --------------
amended or waived except by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

     15.  HEADINGS.  The headings in this Warrant are for purposes of
          --------
convenience in reference only, and will not be deemed to constitute a part hereof.

     16.  LAW GOVERNING.  This Warrant will be construed and enforced in
          -------------
accordance with, and governed by, the laws of the State of Delaware, excluding that body of law applicable to conflicts of law.

Dated:   August ___, 1995

                                    AMERIQUEST TECHNOLOGIES, INC.

                                    By:
                                       ----------------------------------------
                                       President

                                    By:
                                       ----------------------------------------
                                       Secretary

                                                                    ATTACHMENT 1
                                                                    ------------

                               SUBSCRIPTION FORM
                               -----------------

                 (To be executed only upon exercise of Warrant)

To:  AmeriQuest Technologies, Inc.

     The undersigned Holder of the accompanying Warrant irrevocably exercises this Warrant for the purchase of ____________ shares of Series D Preferred Stock of AmeriQuest Technologies, Inc. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and hereby confirms that the representations set forth in Sections 4.4 and 4.5 of the Purchase Agreement (as defined in the Warrant) are true and complete with respect to the undersigned as of the date hereof.

_____________________
(Date)



                                               (Name of Holder)
                                    -------------------------------------------
                                    By:
                                        ---------------------------------------
                                    Its:
                                         --------------------------------------
                                    Address:
                                             ----------------------------------

                                    -------------------------------------------

                                  EXHIBIT B-2
                                  -----------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS.
                              ---
THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS.

                                  Warrant to Purchase a Maximum of
                                  746,186 Shares of Series D Preferred Stock
                                  (subject to adjustment)

                              ACHIEVEMENT WARRANT:

                  WARRANT TO PURCHASE SERIES D PREFERRED STOCK

                                       OF

                         AMERIQUEST TECHNOLOGIES, INC.

                          VOID AFTER AUGUST ___, 1998

     This certifies that, for good and valuable consideration, Computer 2000 Inc., a company duly organized under the laws of Delaware (together with its permitted transferees and assigns, "Holder"), is entitled, subject to the terms
                                    ------
and conditions of this Warrant, before August __, 1998 (the "Expiration Date")
                                                             ---------------
and in accordance with the schedule in Section 1 hereof, to purchase from AmeriQuest Technologies, Inc., a Delaware corporation (the "Company"), up to
                                                            -------
Seven Hundred Forty Six Thousand, One Hundred and Eighty-Six (746,186) shares of the Company's Series D Preferred Stock, par value $0.01 per share (the "Warrant
                                                                        -------
Stock"), as constituted on August __, 1995 (the "Issue Date"), at the price of
-----                                            ----------
$0.53 per share (the "Purchase Price") upon surrender of this Warrant at the
                      --------------
principal office of the Company together with a duly executed subscription in the form attached hereto as Attachment 1 (the "Subscription") and simultaneous
                                               ------------
payment of the full Purchase Price therefor in lawful money of the United States as provided herein. The Purchase Price and the number and character of shares of Warrant Stock purchasable hereunder are subject to adjustment as provided herein. As used herein, the term "Warrant" shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

     1.  EXERCISE.  Subject to compliance with all applicable securities laws,
         --------
this Warrant may be exercised in accordance with the following provisions:

     1.1  Performance Milestones.
          ----------------------

     In the event the Company achieves target quarterly gross sales of at least the amount set forth below for such quarter ("Performance Milestones"), then
                                              ----------------------
this Warrant becomes exercisable for 93,273 shares of the Company's Series D Preferred Stock at the Purchase Price with respect to each quarter in which Performance Milestones are achieved:

       Calendar Quarter Ended          Performance Milestones
------------------------------------   ----------------------

               September 30, 1995      $150 million
               December 31, 1995       $160 million
               March 31, 1996          $190 million
               June 30, 1996           $200 million
               September 30, 1996      $220 million
               December 31, 1996       $230 million
               March 31, 1997          $270 million
               June 30, 1997           $280 million

     Quarterly gross sales for the Company shall be determined pursuant to the Company's financial statements prepared in accordance with generally accepted accounting principles consistently applied.

     1.2  Performance Milestones Dates.
          ----------------------------

          (a) Whether or not any of the Performance Milestones occur, this Warrant may be exercised at any time on or after July 31, 1996 but before July 20, 1997 for 372,170 shares of the Company's Series D Preferred Stock, in addition to the number of shares of Common Stock which became exercisable under
Section 1.1 due to achieving the Performance Milestones for any of the quarters ended September 30, 1995, December 31, 1995, March 31, 1996 or June 30, 1996, at the Purchase Price. The number of shares exercisable under this Section 1.2(a) shall be reduced by that number of shares of Warrant Stock purchased pursuant to
Section 1.3 below.

          (b) Whether or not any of the Performance Milestones occur, this Warrant may be exercised at any time on or after July 31, 1997 but before the Expiration Date for all the Warrant Stock. Except for adjustments as provided in Section 5 hereof, the Holder is entitled, subject to the terms and conditions of this Warrant, to purchase up to, but no more than, 746,186 shares of the Company's Series D Preferred Stock. Any and all purchase rights to this Warrant shall lapse August __, 1998.

     1.3  Acceleration of Exercise.  Notwithstanding the provisions of Section
          ------------------------
1.2, if at any time hereafter, the aggregate shares of Common and Preferred Stock held by the

Holder and Computer 2000 represent less than 51% of the total voting power of the Company, Holder shall be permitted to exercise this Warrant to the extent necessary to obtain such number of shares of Warrant Stock as will provide Holder and Computer 2000, when combined with the shares of Common and Preferred Stock then held by the Holder or Computer 2000, with shares representing 51% of the total voting power of the Company.

     1.4  Exercise.  The Holder can exercise this Warrant to the extent it
          --------
becomes exercisable in accordance with the preceding provisions, in whole or in part, on any business day prior to the Expiration Date, by surrendering this Warrant at the principal executive office of the Company (or such other office or agency as the Company may designate by notice in writing to the Holder in accordance with Section 13), together with the Subscription duly executed by the Holder and payment in full of the Purchase Price for the number of shares of Warrant Stock to be purchased upon such exercise. Upon a partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor for purchase of the number of remaining shares of Warrant Stock not previously purchased shall be issued by the Company to the Holder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise and payment in full to the Company of the Purchase Price as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.
As soon as practicable on or after such date, the Company shall issue and deliver to the Holder a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise. This Warrant may be exercised only for whole shares of Warrant Stock. No fractional shares may be issued upon any exercise of this Warrant.

     2.  VALID ISSUANCE.  All shares of Warrant Stock issued upon the exercise
         --------------
of this Warrant in accordance with the terms hereof shall be validly issued, fully paid and non-assessable. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock in any name other than that of the Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's satisfaction that no tax or other charge is due.

     3.  REPRESENTATIONS OF HOLDER; TRANSFER RESTRICTIONS.
         ------------------------------------------------

     3.1  Representations.  By accepting this Warrant, Holder makes the
          ---------------
representations set forth in Sections 4.4 and 4.5 of the Purchase Agreement (the "Purchase Agreement"), dated as of August __, 1995, by and among the Company,
 ------------------
the Holder, and Computer 2000 AG, a company duly organized under the laws of the Federal Republic of Germany, and agrees to the restrictions set forth in 3.2 below, and, by exercising this Warrant in whole or in part, Holder agrees that Holder will then represent and will be deemed to represent that such representations are true and complete as of the date of such exercise.

     3.2  Transfer Restrictions.  Except as provided below, Holder agrees not to
          ---------------------
make any transfer of all or any portion of this Warrant or the Warrant Stock unless and until such transfer is registered under the 1933 Securities Act, as amended and all applicable state securities laws or exemptions are available therefrom.

     4.  TRANSFER AND EXCHANGE.  Subject to the terms and conditions of this
         ---------------------
Warrant, this Warrant and all rights hereunder may be transferred, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney and upon surrender of this Warrant properly endorsed. Upon any permitted partial transfer, the Company will issue and deliver to the transferring Holder a new Warrant or Warrants with respect to the shares of Warrant Stock not so transferred. Each Holder of this Warrant consents and agrees that the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided,
                                                                --------
however that until a transfer of this Warrant is duly registered on the books of
------
the Company, the Company may treat the Holder hereof as the owner for all purposes.

     5.  ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.  The number and
         -------------------------------------------------
character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Purchase Price therefor, are subject to adjustment upon occurrence of the following events after the Original Issue Date:

     5.1  Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc.
          ---------------------------------------------------------------------
The Purchase Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise or conversion of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of Common Stock (or such other stock or securities into which the Common Stock may be converted or exchanged); provided, however, that no adjustment shall be made under this
            --------
Section 5.1 for the issuance of Common Stock upon conversion or exercise of any convertible stock, options, warrants or rights existing on the date hereof or issued pursuant to the terms of the Purchase Agreement or any Related Agreements (as defined in the Purchase Agreement).

     5.2  Adjustment for Capital Reorganization, Consolidation, Merger.  If any
          ------------------------------------------------------------
reorganization of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Common Stock will be entitled to receive stock, securities or assets with respect to or in exchange for their Common Stock, then in each such case, the Holder of this Warrant, upon the exercise of this Warrant (as provided in Section 1), at any time after the consummation of such capital reorganization, consolidation, merger or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise or conversion, as applicable, of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 5; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     5.3  Conversion of Warrant Stock.  At such time as the Preferred Stock of
          ---------------------------
the Company is automatically converted into Common Stock pursuant to Section 1.5(b) of the Certificate of Designations filed with the Delaware Secretary of State with respect to the Company's Series D Preferred Stock ("Certificate of
                                                               --------------
Designations") and a sufficient number of authorized shares of Common Stock
------------
exists to effect the exercise of all unexercised warrants under this or any other warrants held by Holder and any transferee of Holder into Common Stock (pursuant to the formula set forth below) then, from and after the date on which such Preferred Stock is so converted (the "Conversion Date"): (i) this Warrant
                                           ---------------
will be exercisable for Common Stock of the Company and the term "Warrant Stock"
                                                                  -------------
(wherever used in this Warrant) will thereafter mean the Company's Common Stock;
(ii) the number of shares of Common Stock for which this Warrant will be exercisable will equal that number of shares of Common Stock into which all of the shares of Series D Preferred Stock that may be acquired under this Warrant (whether before or after the Conversion Date) would have been convertible into as of the Conversion Date pursuant to the Certificate of Designations had this Warrant been exercised in full immediately prior to the Conversion Date; and
(iii) the Purchase Price will be the price obtained by dividing (a) the Purchase Price in effect immediately prior to the Conversion Date by (b) the number of shares of Common Stock (including fractional shares) into which each share of Series D Preferred Stock would have been convertible into pursuant to the Certificate of Designations immediately prior to the Conversion Date (subject to subsequent adjustment as provided herein).

     6.  REGISTRATION RIGHTS.  The Warrant Stock shall be entitled to the
         -------------------
registration rights set forth in the Registration Rights Agreement dated as of August __, 1995 between the Company and the Holder, and the Holder and the Company hereby agree to be bound by all the provisions of such agreement which relate to registration rights, as if the Holder was a "Holder" of "Registrable Securities" as those terms are defined in such agreement.

     7.  NO IMPAIRMENT.  Subject to the provisions of Section 5, the Company
         -------------
will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     8.  CERTIFICATE AS TO ADJUSTMENTS.  In each case of any adjustment in
         -----------------------------
either the Purchase Price or in the number of shares of Warrant Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant.

     9.  NOTICES OF RECORD DATE.  In case:
         ----------------------

     (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or distribution; or

     (b) of any reclassification, recapitalization, consolidation or merger of the Company with or into another corporation; or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or any dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend, or (ii) the date on which such reclassification, recapitalization, consolidation, merger, conveyance, dissolution, liquidation, or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Warrant Stock (or such other stock or securities) for securities or other property deliverable upon such reclassification, recapitalization, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the date therein specified.

     10.  LOSS OR MUTILATION.  Upon receipt by the Company of evidence
          ------------------
reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of a written indemnity agreement satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     11.  RESERVATION OF WARRANT STOCK.  The Company shall at all times reserve
          ----------------------------
and keep available out of its authorized but unissued shares of Warrant Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Warrant Stock as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time (including without limitation the date hereof) the number of authorized but unissued shares of Warrant Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock to such number of shares as shall be sufficient for such purpose.

     12.  NO RIGHTS OR LIABILITIES AS SHAREHOLDER.  This Warrant does not by
          ---------------------------------------
itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant and no enumeration herein of the rights or privileges of the Holder shall cause such Holder to be a shareholder of the Company for any purpose.

     13.  NOTICES.  All notices and other communications from the Company to the
          -------
Holder shall be (a) delivered to the Holder or (b) sent by facsimile transmission or mailed by first-class mail, postage prepaid, to the facsimile number or the address, as the case may be, furnished to the Company in writing by the Holder and appearing on the books of the Company.

     14.  CHANGE; WAIVER.  Neither this Warrant nor any term hereof may be
          --------------
amended or waived except by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

     15.  HEADINGS.  The headings in this Warrant are for purposes of
          --------
convenience in reference only, and will not be deemed to constitute a part hereof.

     16.  LAW GOVERNING.  This Warrant will be construed and enforced in
          -------------
accordance with, and governed by, the laws of the State of Delaware, excluding that body of law applicable to conflicts of law.

Dated:   August ___, 1995

                                    AMERIQUEST TECHNOLOGIES, INC.

                                    By:
                                       ----------------------------------------
                                       President

                                    By:
                                       ----------------------------------------
                                       Secretary

                                                                    ATTACHMENT 1
                                                                    ------------

                               SUBSCRIPTION FORM
                               -----------------

                 (To be executed only upon exercise of Warrant)

     To:  AmeriQuest Technologies, Inc.

     The undersigned Holder of the accompanying Warrant irrevocably exercises this Warrant for the purchase of ____________ shares of Series D Preferred Stock of AmeriQuest Technologies, Inc. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and hereby confirms that the representations set forth in Sections 4.4 and 4.5 of the Purchase Agreement (as defined in the Warrant) are true and complete with respect to the undersigned as of the date hereof.

_____________________
(Date)


                                    --------------------------------------------
                                                    (Name of Holder)

                                    By:
                                       ----------------------------------------
                                    Its:
                                         --------------------------------------
                                    Address:
                                            -----------------------------------

                                    -------------------------------------------

                                   EXHIBIT C
                                   ---------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS.
                              ---
THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS.


                        ACQUISITION MAINTENANCE WARRANT:

                  WARRANT TO PURCHASE SERIES E PREFERRED STOCK

                                       OF

                         AMERIQUEST TECHNOLOGIES, INC.

                                AUGUST __, 1995

     This certifies that, for good and valuable consideration, Computer 2000 Inc., a company duly organized under the laws of Delaware (together with its permitted transferees and assigns, "Holder"), is entitled, subject to the terms
                                    ------
and conditions of this Warrant, to purchase from AmeriQuest Technologies, Inc., a Delaware corporation (the "Company"), that number of shares of the Company's
                             -------
Series E Preferred Stock, par value $0.01 per share, as is determined in accordance with Section 1 hereof, as constituted on August ___, 1995 (the "Issue
                                                                           -----
Date"), at the price of $1.25 per share (the "Purchase Price") upon surrender of
----                                          --------------
this Warrant at the principal office of the Company together with a duly executed subscription in the form attached hereto as Attachment 1 (the

"Subscription") and simultaneous payment of the full Purchase Price therefor in
-------------
lawful money of the United States as provided herein. The Purchase Price and the number and character of shares of Warrant Stock purchasable hereunder are subject to adjustment as provided herein. As used herein, the term "Warrant"
                                                                     -------
shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement (the "Purchase Agreement") dated as of August __, 1995, by and among
                ------------------
the Company, the Holder, and Computer 2000 AG, a company duly organized under the laws of the Federal Republic of Germany.

     1.  EXERCISE.  In connection with the Robec Acquisition (as defined in the
         --------
Purchase Agreement), the Company expects to issue an aggregate of at least 2.8 million shares of the Company's Common Stock, including any shares previously issued (such 2.8 million shares as appropriately adjusted for any Common Stock dividends, splits or combinations or similar event are herein referred to as the "Threshold Shares"), in exchange for all of the outstanding shares of Robec. In
 ----------------
the event that the Company, in connection with the Robec Acquisition, issues Robec Acquisition Shares (as defined in the Purchase Agreement) in excess of number of Threshold Shares (the "Excess Shares"), the Holder shall be entitled
                                 -------------
under this Warrant to purchase from the Company at the Purchase Price that number of shares of Series E Preferred Stock equal to one twenty-fifth (subject to adjustment under Section 5 hereof) of the Excess Shares (the "Warrant
                                                                 -------
Stock").  The Company may issue the Excess Shares over a period of time.  Each
-----
issue of Common Stock constituting some or all of the Excess Shares shall be referred to as the "Incremental Shares." In each instance that the Company
                    ------------------
issues the Incremental Shares (the "Incremental Issue Date"), this Warrant may
                                    ----------------------
be exercised for that number of shares of Warrant Stock as determined above commencing on the Incremental Issue Date and terminating six months after the Notice Date as set forth below. The Holder may forego its right to exercise this Warrant with respect to certain Incremental Shares without waiving its rights under this Warrant to any other Incremental Shares.

     Upon the issuance of any shares of its Common Stock in connection with the Robec Acquisition, the Company shall immediately notify the Holder of such issuance (the "Notice") (but in no event not more than three business days
               ------
thereafter), as to (i) the number of shares of Common Stock so issued and (ii) the aggregate number of shares of Common Stock issued through the date of such exercise as part of or in connection with the Robec Acquisition. The date the Holder receives the Notice is herein referred to as the "Notice Date."
                                                         -----------

     The Holder can exercise this Warrant to the extent it becomes exercisable in accordance with the preceding provisions, in whole or in part, on any business day during the operative six-month period(s), by surrendering this Warrant at the principal executive office of the Company (or such other office or agency as the Company may designate by notice in writing to the Holder in accordance with Section 13), together with the Subscription duly executed by the Holder and payment in full of the Purchase Price for the number of shares of Warrant Stock to be purchased upon such exercise. Upon a partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor for purchase of the number of remaining shares of Warrant Stock not previously purchased shall be issued by the Company to the Holder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise and payment in full to the Company of the Purchase Price as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.
As soon as practicable on or after such date, the Company shall issue and deliver to the Holder a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise. This Warrant may be exercised only for whole shares of Warrant Stock. No fractional shares may be issued upon any exercise of this Warrant.

     2.  VALID ISSUANCE.  All shares of Warrant Stock issued upon the exercise
         --------------
of this Warrant in accordance with the terms hereof shall be validly issued, fully paid and non-assessable. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock in any name other than that of the Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's satisfaction that no tax or other charge is due.

     3.  REPRESENTATIONS OF HOLDER; TRANSFER RESTRICTIONS.
         ------------------------------------------------

     3.1  Representations.  By accepting this Warrant, Holder makes the
          ---------------
representations set forth in Sections 4.4 and 4.5 of the Purchase Agreement, and agrees to the restrictions set forth in Section 3.2 below, and, by exercising this Warrant in whole or in part, Holder agrees that Holder will then represent and will be deemed to represent that such representations are true and complete as of the date of such exercise.

     3.2  Transfer Restrictions.  Except as provided below, Holder agrees not to
          ---------------------
make any transfer of all or any portion of this Warrant or the Warrant Stock unless and until such transfer is registered under the 1933 Securities Act as amended and all applicable state securities laws or exceptions therefrom are available.

     4.  TRANSFER AND EXCHANGE.  Subject to the terms and conditions of this
         ---------------------
Warrant, this Warrant and all rights hereunder may be transferred, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Upon any permitted partial transfer, the Company will issue and deliver to the transferring Holder a new Warrant or Warrants with respect to the shares of Warrant Stock not so transferred. Each Holder of this Warrant consents and agrees that the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided,
                                                                --------
however that until a transfer of this Warrant is duly registered on the books of
------
the Company, the Company may treat the Holder hereof as the owner for all purposes.

     5.  ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.  The number and
         -------------------------------------------------
character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Purchase Price therefor, are subject to adjustment upon occurrence of the following events after the Original Issue Date:

     5.1  Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc.
          ---------------------------------------------------------------------
The Purchase Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise or conversion of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividends, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of Common Stock (or such other stock or securities) into which the Common Stock may be converted or exchanged; provided, however, that no adjustment shall be made under this
           --------
Section 5.1 for the issuance of Common Stock upon conversion or exercise of any convertible stock, options, warrants or rights existing on the date hereof or issued pursuant to the terms of the Purchase Agreement or any Related Agreements (as defined in the Purchase Agreement).

     5.2  Adjustment for Capital Reorganization, Consolidation, Merger.  If any
          ------------------------------------------------------------
reorganization of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Common Stock will be entitled to receive stock, securities or assets with respect to or in exchange for their Common Stock, then in each such case, the Holder of this Warrant, upon the exercise of this Warrant (as provided in Section 1), at any time after the consummation of such capital reorganization, consolidation, merger or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise or conversion, as applicable, of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 5; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     5.3  Conversion of Warrant Stock.  At such time as the Preferred Stock of
          ---------------------------
the Company is automatically converted into Common Stock pursuant to Section 1.5(b) of the Certificate of Designations filed with the Delaware Secretary of State with respect to the Company's Series E Preferred Stock ("Certificate of
                                                               --------------
Designations") and a sufficient number of authorized shares of Common Stock
------------
exists to effect the exercise of all unexercised warrants under this or any other warrants held by Holder and any transferee of Holder into Common Stock (pursuant to the formula set forth below) then, from and after the date on which such Preferred Stock is so converted (the "Conversion Date"): (i) this Warrant
                                           ---------------
will be exerciseable for Common Stock of the Company and the term "Warrant
                                                                   -------
Stock" (wherever used in this Warrant) will thereafter mean the Company's Common
-----
Stock; (ii) the number of shares of Common Stock for which this Warrant will be exerciseable will equal that number of shares of Common Stock into which all of the shares of Series E Preferred Stock that may be acquired under this Warrant (whether before or after the Conversion Date) would have been convertible into as of the Conversion Date pursuant to the Certificate of Designations had this Warrant been exercised in full immediately prior to the Conversion Date; and
(iii) the Purchase Price will be the price obtained by dividing (a) the Purchase Price in effect immediately prior to the Conversion Date by (b) the number of shares of Common Stock (including fractional shares) into which each share of Series E Preferred Stock would have been convertible into pursuant to the Certificate of Designations immediately prior to the Conversion Date (subject to subsequent adjustment as provided herein).

     6.  REGISTRATION RIGHTS.  The Warrant Stock shall be entitled to the
         -------------------
registration rights set forth in the Registration Rights Agreement dated as of August __, 1995 between the Company and the Holder, and the Holder and the Company hereby agree to be bound by all the provisions of such agreement which relate to registration rights, as if the Holder was a "Holder" of "Registrable Securities" as those terms are defined in such agreement.

     7.  NO IMPAIRMENT.  Subject to the provisions of Section 5, the Company
         -------------
will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     8.  CERTIFICATE AS TO ADJUSTMENTS.  In each case of any adjustment in
         -----------------------------
either the Purchase Price or in the number of shares of Warrant Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant.

     9.  NOTICES OF RECORD DATE.  In case:
         ----------------------

     (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or distribution ; or

     (b) of any reclassification or recapitalization, consolidation or merger of the Company with or into another corporation; or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or any dissolution, liquidation of winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend, or (ii) the date on which such reclassification, recapitalization, consolidation, merger, conveyance, dissolution, liquidation, or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Warrant Stock (or such other stock or securities) for securities or other property deliverable upon such reclassification, recapitalization, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the date therein specified.

     10.  LOSS OR MUTILATION.  Upon receipt by the Company of evidence
          ------------------
reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of a written indemnity agreement reasonably satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     11.  RESERVATION OF WARRANT STOCK.  The Company shall at all times reserve
          ----------------------------
and keep available out of its authorized but unissued shares of Warrant Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Warrant Stock as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time

(including without limitation the date hereof) the number of authorized but unissued shares of Warrant Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock to such number of shares as shall be sufficient for such purpose.

     12.  NO RIGHTS OR LIABILITIES AS SHAREHOLDER.  This Warrant does not by
          ---------------------------------------
itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant and no enumeration herein of the rights or privileges of the Holder shall cause such Holder to be a shareholder of the Company for any purpose.

     13.  NOTICES.  All notices and other communications from the Company to the
          -------
Holder shall be (a) delivered to the Holder or (b) sent by facsimile transmission or mailed by first-class mail, postage prepaid, to the facsimile number or the address, as the case may be, furnished to the Company in writing by the Holder and appearing on the books of the Company.

     14.  CHANGE; WAIVER.  Neither this Warrant nor any term hereof may be
          --------------
amended or waived except by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

     15.  HEADINGS.  The headings in this Warrant are for purposes of
          --------
convenience in reference only, and will not be deemed to constitute a part hereof.

     16.  LAW GOVERNING.  This Warrant will be construed and enforced in
          -------------
accordance with, and governed by, the laws of the State of Delaware, excluding that body of law applicable to conflicts of law.

Dated:   August ___, 1995

                                    AMERIQUEST TECHNOLOGIES, INC.

                                    By:
                                       --------------------------------------
                                       President

                                    By:
                                       --------------------------------------
                                       Secretary

                                                                    ATTACHMENT 1
                                                                    ------------

                               SUBSCRIPTION FORM
                               -----------------

                                     TO THE
                                     ------

                        ACQUISITION MAINTENANCE WARRANT
                        -------------------------------

                 (To be executed only upon exercise of Warrant)

To:  AmeriQuest Technologies, Inc.

     The undersigned Holder of the accompanying Acquisition Maintenance Warrant irrevocably exercises this Warrant for the purchase of ____________ shares of Series E Preferred Stock of AmeriQuest Technologies, Inc. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and hereby confirms that the representations set forth in Sections 4.4 and 4.5 of the Purchase Agreement (as defined in the Warrant) are true and complete with respect to the undersigned as of the date hereof.

_____________________
(Date)


                                    -------------------------------------------
                                                  (Name of Holder)

                                    By:
                                        ---------------------------------------
                                    Its:
                                        ---------------------------------------
                                    Address:
                                            -----------------------------------

                                   EXHIBIT D
                                   ---------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS.
                              ---
THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS.

                                  Warrant to Purchase 514,857 Shares
                                  of Series F Preferred Stock,
                                  Subject to Adjustment

                           UNIT MAINTENANCE WARRANT:

                  WARRANT TO PURCHASE SERIES F PREFERRED STOCK

                                       OF

                         AMERIQUEST TECHNOLOGIES, INC.


     This certifies that, for good and valuable consideration, Computer 2000 Inc., a company duly organized under the laws of Delaware (together with its permitted transferees and assigns, "Holder"), is entitled, subject to the terms
                                    ------
and conditions of this Warrant, to purchase from AmeriQuest Technologies, Inc., a Delaware corporation (the "Company"), that number of shares of the Company's
                             -------
Series F Preferred Stock, par value $0.01 per share, as constituted on August ___, 1995 (the "Issue Date"), as are determined in accordance with Section 1
                ----------
hereof, at the price of $5.25 per share (the "Purchase Price") upon surrender of
                                              --------------
this Warrant at the principal office of the Company together with a duly executed subscription in the form attached hereto as Attachment 1 (the "Subscription") and simultaneous payment of the full Purchase Price therefor in
-------------
lawful money of the United States as provided herein. The Purchase Price and the number and character of shares of Warrant Stock purchasable hereunder are subject to adjustment as provided herein. As used herein, the term "Warrant"
                                                                     -------
shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement (the "Purchase Agreement") dated as of August __, 1995, by and among
                ------------------
the Company, the Holder, and Computer 2000 AG, a company duly organized under the laws of the Federal Republic of Germany.

     1.  EXERCISE.  In the event that the Company issues Common Stock upon the
         --------
exercise of any of the Unit Warrants (the "Unit Warrant Stock"), the Holder
                                           ------------------
shall be entitled to purchase under this Warrant from the Company at the Purchase Price that number of shares of Series F Preferred Stock ("Warrant
                                                                   -------
Stock") equal to one-tenth (subject to adjustment under Section 5 hereof) of the
-----
number of shares of Unit Warrant Stock so issued, up to a maximum of 514,857 shares of Warrant Stock (subject to the adjustment as provided below and in
Section 5 hereof). This Warrant may be exercised at any time after the issuance of Unit Warrant Stock and prior to the "Expiration Date" to the extent that the Company issues Unit Warrant Stock. The Company shall immediately notify the Holder upon, but in no event not more than three business days after, the issuance of Unit Warrant Stock (the "Notice") as to (i) the number of shares of Unit Warrant Stock issued upon such exercise of the Unit Warrants and (ii) the aggregate number of shares of Unit Warrant Stock issued through the date of such issuance upon the exercise of the Unit Warrants. The date the Holder receives the Notice is herein referred to as the "Notice Date." The Company represents
                                         -----------
and warrants that the maximum number of shares of Unit Warrant Stock that may be issued is 5,148,574 shares of Common Stock. If the number of shares issued by the Company upon exercise of Unit Warrants exceeds 5,148,574 shares of Common Stock, then the number of shares of Series F Preferred Stock subject to this Warrant shall be increased to one-tenth (subject to adjustment under Section 5 hereof) of such number of total shares.

     In each instance that the Company issues any Unit Warrant Stock (the "Unit
                                                                           ----
Warrant Stock Issuance Date") this Warrant may be exercised for that number of
---------------------------
shares of Warrant Stock as determined above at any time commencing on the Unit Warrant Stock Issuance Date and terminating six months after the Notice Date.

     The Holder can exercise this Warrant to the extent it becomes exercisable in accordance with the preceding provisions, in whole or in part, on any business day during the operative six-month period(s) by surrendering this Warrant at the principal executive office of the Company (or such other office or agency as the Company may designate by notice in writing to the Holder in accordance with Section 13), together with the Subscription duly executed by the Holder and payment in full of the Purchase Price for the number of shares of Warrant Stock to be purchased upon such exercise. Upon a partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor for purchase of the number of remaining shares of Warrant Stock not previously purchased shall be issued by the Company to the Holder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise and payment in full to the Company of the Purchase Price as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.
As soon as practicable on or after such date, the Company shall issue and deliver to the Holder a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise. This Warrant may be exercised only for whole shares of Warrant Stock. No fractional shares may be issued upon any exercise of this Warrant.

     2.  VALID ISSUANCE.  All shares of Warrant Stock issued upon the exercise
         --------------
of this Warrant in accordance with the terms hereof shall be validly issued, fully paid and non-assessable. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock in any name other than that of the Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's satisfaction that no tax or other charge is due.

     3.  REPRESENTATIONS OF HOLDER; TRANSFER RESTRICTIONS.
         ------------------------------------------------

         3.1  Representation.  By accepting this Warrant, Holder makes the
              --------------
representations set forth in Sections 4.4 and 4.5 of the Purchase Agreement, and agrees to the restrictions set forth in 3.2 below, and, by exercising this Warrant in whole or in part, Holder agrees that Holder will then represent and will be deemed to represent that such representations are true and complete as of the date of such exercise.

         3.2  Transfer Restrictions. Except as provided below, Holder agrees not
              ---------------------
to make any transfer of all or any portion of this Warrant or the Warrant Stock unless and until such transfer is registered under the 1933 Securities Act as amended and all applicable state securities laws or exemptions therefrom are available.

     4.  TRANSFER AND EXCHANGE.  Subject to the terms and conditions of this
         ---------------------
Warrant, this Warrant and all rights hereunder may be transferred, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Upon any permitted partial transfer, the Company will issue and deliver to the transferring Holder a new Warrant or Warrants with respect to the shares of Warrant Stock not so transferred. Each Holder of this Warrant consents and agrees that the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided,
                                                                --------
however that until a transfer of this Warrant is duly registered on the books of
------
the Company, the Company may treat the Holder hereof as the owner for all purposes.

     5.  ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.  The number and
         -------------------------------------------------
character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Purchase Price therefor, are subject to adjustment upon occurrence of the following events after the Original Issue Date:

         5.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations,
              ---------------------------------------------------------------
etc. The Purchase Price of this Warrant and the number of shares of Warrant
----
Stock issuable upon exercise or conversion of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of Common Stock (or such other stock or securities into which the Common Stock may be converted or exchanged); provided, however, that no adjustment shall be made under this
            --------
Section 5.1 for the issuance of Common Stock upon conversion or exercise of any convertible stock, options, warrants or rights existing on the date hereof or issued pursuant to the terms of the Purchase Agreement or any Related Agreements (as defined in the Purchase Agreement).

         5.2  Adjustment for Capital Reorganization, Consolidation, Merger. If
              ------------------------------------------------------------
any reorganization of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Common Stock will be entitled to receive stock, securities or assets with respect to or in exchange for their Common Stock, then in each such case, the Holder of this Warrant, upon the exercise of this Warrant (as provided in Section 1), at any time after the consummation of such capital reorganization, consolidation, merger or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise or conversion, as applicable, of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 5; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

         5.3  Conversion of Warrant Stock. At such time as the Preferred Stock
              ---------------------------
of the Company is automatically converted into Common Stock pursuant to Section 1.5(b) of the Certificate of Designations filed with the Delaware Secretary of State with respect to the Company's Series F Preferred Stock ("Certificate of
                                                               --------------
Designations") and a sufficient number of authorized shares of Common Stock
------------
exists to effect the exercise of all unexercised warrants under this or any other warrants held by Holder and any transferee of Holder into Common Stock (pursuant to the formula set forth below) then, from and after the date on which such Preferred Stock is so converted (the "Conversion Date"): (i) this Warrant
                                           ---------------
will be exerciseable for Common Stock of the Company and the term "Warrant
                                                                   -------
Stock" (wherever used in this Warrant) will thereafter mean the Company's Common
-----
Stock; (ii) the number of shares of Common Stock for which this Warrant will be exerciseable will equal that number of shares of Common Stock into which all of the shares of Series F Preferred Stock that may be acquired under this Warrant (whether before or after the Conversion Date) would have been convertible into as of the Conversion Date pursuant to the Certificate of Designations had this Warrant been exercised in full immediately prior to the Conversion Date; and
(iii) the Purchase Price will be the price obtained by dividing (a) the Purchase Price in effect immediately prior to the Conversion Date by (b) the number of shares of Common Stock (including fractional shares) into which each share of Series F Preferred Stock would have been convertible into pursuant to the Certificate of Designations immediately prior to the Conversion Date (subject to subsequent adjustment as provided herein).

     6.  REGISTRATION RIGHTS.  The Warrant Stock shall be entitled to the
         -------------------
registration rights set forth in the Registration Rights Agreement dated as of August __, 1995 between the Company and the Holder, and the Holder and the Company hereby agree to be bound by all the provisions of such agreement which relate to registration rights, as if the Holder was a "Holder" of "Registrable Securities" as those terms are defined in such agreement.

     7.  NO IMPAIRMENT.  Subject to the provisions of Section 5, the Company
         -------------
will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     8.  CERTIFICATE AS TO ADJUSTMENTS.  In each case of any adjustment in
         -----------------------------
either the Purchase Price or in the number of shares of Warrant Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant.

     9.  NOTICES OF RECORD DATE.  In case:
         ----------------------

         (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or distribution; or

         (b) of any reclassification or recapitalization, consolidation or merger of the Company with or into another corporation; or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or any dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend, or (ii) the date on which such reclassification or recapitalization, consolidation, merger, conveyance, dissolution, liquidation, or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Warrant Stock (or such other stock or securities) for securities or other property deliverable upon such consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the date therein specified.

     10.  LOSS OR MUTILATION.  Upon receipt by the Company of evidence
          ------------------
reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of a written indemnity agreement reasonably satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     11.  RESERVATION OF WARRANT STOCK.  The Company shall at all times reserve
          ----------------------------
and keep available out of its authorized but unissued shares of Warrant Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Warrant Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time (including without limitation the date hereof) the number of authorized but unissued shares of Warrant Stock shall not be sufficient to effect the exercise of this Warrant, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock to such number of shares as shall be sufficient for such purpose.

     12.  NO RIGHTS OR LIABILITIES AS SHAREHOLDER.  This Warrant does not by
          ---------------------------------------
itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant and no enumeration herein of the rights or privileges of the Holder shall cause such Holder to be a shareholder of the Company for any purpose.

     13.  NOTICES.  All notices and other communications from the Company to the
          -------
Holder shall be (a) delivered to the Holder or (b) sent by facsimile transmission or mailed by first-class mail, postage prepaid, to the facsimile number or the address, as the case may be, furnished to the Company in writing by the Holder and appearing on the books of the Company.

     14.  CHANGE; WAIVER.  Neither this Warrant nor any term hereof may be
          --------------
amended or waived except by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

     15.  HEADINGS.  The headings in this Warrant are for purposes of
          --------
convenience in reference only, and will not be deemed to constitute a part hereof.

     16.  LAW GOVERNING.  This Warrant will be construed and enforced in
          -------------
accordance with, and governed by, the laws of the State of Delaware, excluding that body of law applicable to conflicts of law.

Dated:  August ___, 1995

                                    AMERIQUEST TECHNOLOGIES, INC.

                                    By:
                                       ----------------------------------------
                                       President

                                    By:
                                       ----------------------------------------
                                       Secretary

                                                                    ATTACHMENT 1
                                                                    ------------

                               SUBSCRIPTION FORM
                               -----------------

                                     TO THE
                                     ------

                            UNIT MAINTENANCE WARRANT
                            ------------------------

                 (To be executed only upon exercise of Warrant)

To:  AmeriQuest Technologies, Inc.

     The undersigned Holder of the accompanying Unit Maintenance Warrant irrevocably exercises this Warrant for the purchase of ____________ shares of Series F Preferred Stock of AmeriQuest Technologies, Inc. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and hereby confirms that the representations set forth in Sections 4.4 and 4.5 of the Purchase Agreement (as defined in the Warrant) are true and complete with respect to the undersigned as of the date hereof.

_____________________
(Date)


                                    --------------------------------------------
                                                 (Name of Holder)

                                    By:
                                       -----------------------------------------
                                    Its:
                                         ---------------------------------------
                                    Address:
                                             -----------------------------------

                                   EXHIBIT E
                                   ---------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of
                                                    ---------
_________, 1995 by and among AmeriQuest Technologies, Inc., a Delaware corporation ("Company"), Computer 2000 AG, a company duly organized under the
              -------
laws of the Federal Republic of Germany ("C2000"), and Computer 2000 Inc., a
                                          -----
Delaware corporation and a subsidiary of C2000 ("Sub").
                                                 ---

                                    RECITALS
                                    --------


     WHEREAS, C2000, Sub and Company are entering into a Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), providing for, among
                                  ------------------
other things, the sale and issuance by Company to C2000 or Sub of shares of Company's Series A Preferred Stock and Series B Preferred Stock (which shares will be convertible into shares of Common Stock of Company) and the granting by Company to C2000 or Sub of various warrants and options to purchase additional shares of Common and Preferred Stock of Company; and

     WHEREAS, pursuant to the Purchase Agreement, C2000 or Sub is to be granted certain registration rights with respect to the shares of Company's Common Stock issued by Company to C2000 or Sub pursuant to the Purchase Agreement or the terms of the securities issued thereunder;

          NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.   Registration Rights.  The Company covenants and agrees as
               -------------------
follows:

               1.1  Definitions.  For purposes of this Section 1:
                    -----------

          (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration
 ---
statement or document;

          (b) The term "Registrable Securities" means (1) the Common Stock of
                        ----------------------
Company sold to C2000 or Sub pursuant to the Purchase Agreement, (2) the Common Stock of Company issuable or issued upon exercise of any warrant, option or right granted to C2000 or Sub by Company pursuant to the Purchase Agreement or any Related Agreement (as defined in the Purchase Agreement), (3) the Common Stock of Company issuable or issued upon conversion of any shares of Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock issuable pursuant to the Purchase Agreement, or (4) any Common Stock of Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;

          (c) The number of shares of "Registrable Securities then outstanding"
                                       ---------------------------------------
shall be determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

          (d) The term "Holder" means, with respect to Sections 1.2 and 1.12,
                        ------
any person owning or having the right to acquire Registrable Securities, as defined in clauses (1), (2) or (3) of Section 1.1(b) of this Agreement, or any assignee thereof in accordance with Section 1.13 hereof, and with respect to
Section 1.3, any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof; and

          (e) The term "Form S-3" means such form under the Act as in effect on
                        --------
the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or
                                         ---
incorporation of substantial information by reference to other documents filed by Company with the SEC.

               1.2  Request for Registration.
                    ------------------------

          (a) If Company shall receive at any time or from time to time a written request(s) from the Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding that Company file a registration statement under the Act covering the registration of the Registrable Securities then outstanding having an aggregate offering price to the public of not less than $5,000,000, then Company shall, within ten (10) days following the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), effect as soon as practicable, and in any event shall use its best efforts to effect within one hundred twenty (120) days following the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days following the mailing of such notice by Company in accordance with paragraph 2.5.

          (b) If the Holders initiating the registration request hereunder

("Initiating Holders") intend to distribute the Registrable Securities covered
--------------------
by their request by means of an underwriting, they shall so advise Company as a part of their request made pursuant to this Section 1.2 and Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Company. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the

Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of Company owned by each Holder.

          (c) Notwithstanding the foregoing, if Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of Company stating that in the good faith judgment of the Board of Directors of Company, it would be seriously detrimental to Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that Company may not utilize this right more than once in any twelve month period.

               1.3  Company Registration.  If (but without any obligation to do
                    --------------------
so) Company proposes to register (including for this purpose a registration effected by Company for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or an SEC Rule 145 transaction), Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by Company in accordance with Section 2.5, Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

               1.4  Obligations of Company.  Whenever required under this
                    ----------------------
Section 1 to effect the registration of any Registrable Securities, Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days in the case of a registration statement pursuant to Sections 1.2 and 1.3 hereof and for up to three (3) years in the case of a registration pursuant to Section 1.12 hereof, from the date that such registration was requested.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, in which event such Holder shall immediately cease use of such prospectus until such time as the Company informs Holder that Holder may use such prospectus or deliver to the Holder an amendment thereto.

               1.5  Furnish Information.
                    -------------------

          (a) It shall be a condition precedent to the obligations of Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to a failure of any selling Holder to provide the information required pursuant to subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

               1.6  Expenses of Demand Registration.  All expenses other than
                    -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by Company; provided, however, that Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section
1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2.

               1.7 Expenses of Company Registration.  The Company shall bear
                    --------------------------------
and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto, fees and disbursements of counsel for Company, and the reasonable fees and disbursements of one counsel for the Selling Holders, but excluding underwriting discounts and commissions relating to Registrable Securities.

               1.8  Underwriting Requirements.  In connection with any offering
                    -------------------------
involving an underwriting of shares of Company's Common Stock, Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between Company and the underwriters selected by Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then Company shall be required to include in the offering only that number of such securities, including Registrable Securities, or no securities, as determined below, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder) or in such other proportions as shall mutually be agreed to by such selling shareholders or otherwise), but in no event shall (i) any Registrable Securities as defined by clause (4) of
Section 1.1(b) of this Agreement be included prior to inclusion of all Registrable Securities as defined by clauses (1), (2) or (3) of Section 1.1(b) which the Holders thereof desire to sell in the offering, (ii) any nonregistrable securities held by Company employees be included prior to inclusion of Registrable Securities of all selling Holders or (iii) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any
                                                  -------------------
pro rata reduction with respect to such "selling shareholder" shall be based
                                         -------------------
upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in
                                           -------------------
this sentence.

               1.9  Delay of Registration.  No Holder shall have any right to
                    ---------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10      Indemnification.  In the event any Registrable Securities
                    ---------------
are included in a registration statement under this Section 1:

          (a) To the extent permitted by law, Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934
                                                                            ----
Act"), against any losses, claims, damages, or liabilities (joint or several) to
---
which they may become subject under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue
                  ---------
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act or the 1934 Act; and Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Company (which consent shall not be unreasonably withheld), nor shall Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay reasonable legal fees and other expenses, as incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

          (c) Promptly after receipt by an indemnified party under this Section
1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

          (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of Company and the Holder under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

               1.11 Reports Under the 1934 Act.  With a view to making available
                    --------------------------
to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Company to the public without registration or pursuant to a registration on Form S-3, Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by Company for the offering of its securities to the general public;

          (b) file with the SEC in a timely manner all reports and other documents required of Company under the Act and the 1934 Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), if such statement(s) are correct, (ii) a copy of the most recent annual or quarterly report of Company and such other reports and documents so filed by Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

               1.12 Form S-3 Registration.  In case Company shall receive from
                    ---------------------
any Holder or Holders a written request or requests that Company effect a registration on Form S-3 (or on another appropriate form if a Form S-3 is not available) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from Company; provided, however, that Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if Company shall furnish to the Holders a certificate signed by the President of Company stating that in the good faith judgment of the Board of Directors of Company, it would be seriously detrimental to Company and its shareholders for such Form S-3 Registration to be filed or declared effective at such time, in which event Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that Company shall not utilize this right more than once in any twelve month period; (4) if Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this
Section 1.12; or (5) if such Form S-3 registration is in any particular jurisdiction in which Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3.

               1.13 Assignment of Registration Rights.  The rights to cause
                    ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and provided such assignee agrees to be bound to the provisions contained herein and in the Stock Agreements under which such securities were purchased; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The minimum number of shares required above for assignment or transfer shall not apply to assignments or transfers by a Holder to a partner, shareholder, parent, child or spouse of the Holder or to the Holder's estate or a trust or partnership established for the benefit of the Holder of Holder's parent, child or spouse (collectively, "Affiliated Transferees"), provided such assignee agrees to be bound to the provisions contained herein and in the Stock Agreements under which such securities were purchased; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all Affiliated Transferees who would not qualify individually for assignment of registration rights shall have a single attorney in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

               1.14 Limitations on Subsequent Registration Rights.  From and
                    ---------------------------------------------
after the date of this Agreement, Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of Company (other than to a then current officer or director of Company) which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the date set forth in subsection 1.2(a) or within ninety (90) days following the effective date of any registration effected pursuant to Section 1.2.

               1.15 "Market Stand-off" Agreement.  Each of C2000 or Sub hereby
                     ---------------------------
agrees that, during the period of duration specified by Company and an underwriter of common stock or other securities of Company, following the effective date of a registration statement of Company filed under the Act (such period not to exceed 120 days after such effective date), it shall not, to the extent requested by Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of Company held by it at any time during such period except Registrable Securities included in such Registration; provided, however, that all officers and directors of Company and all holders of more than 5% of the capital stock then outstanding of Company enter into similar agreements.

          In order to enforce the foregoing covenant, Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          2.   Miscellaneous.
               -------------

               2.1  Successors and Assigns.  Except as otherwise provided
                    ----------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               2.2  Governing Law.  This Agreement shall be governed by and
                    -------------
construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

               2.3  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               2.4  Titles and Subtitles.  The titles and subtitles used in this
                    --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               2.5  Notices.  Unless otherwise provided, all notices and other
                    -------
communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally or internationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):


     If to Company:       AmeriQuest Technologies, Inc.
                          MacArthur Place
                          3 Imperial Promenade
                          Santa Ana, CA  92707
                          Facsimile:  (714) 513-2450
                          Attention:  Chief Executive Officer

     With a copy to:      Gibson, Dunn & Crutcher
                          4 Park Plaza
                          Irvine, CA  92714
                          Facsimile:  (714) 451-4220
                          Attention:  Thomas D. Magill, Esq.

     If to C2000 or Sub:  Computer 2000 AG
                          Wolfratshauser Strasse 84
                          81379 Munchen Germany
                          Facsimile:  011-49-8972490-405
                          Attention:  Vorstand

     With a copy to:      Fenwick & West
                          Two Palo Alto Square
                          Palo Alto, California 94306
                          Attention:  Gordon K. Davidson, Esq. and
                                      Dennis R. DeBroeck, Esq.
                          Facsimile:  (415) 857-0361

All such notices and other communications shall be deemed to have been received
(a) in the case of personal delivery, on the date of such delivery, (b) in the case of a telecopy, when the party receiving such copy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally or internationally recognized overnight courier, on the fifth business day following dispatch, and (d) in the case of mailing, on the third business day following such mailing.

               2.6  Expenses.  If any action at law or in equity is necessary to
                    --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               2.7  Amendments and Waivers.  Any term of this Agreement may be
                    ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and Company.

          2.8       Severability.  If one or more provisions of this Agreement
                    ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          2.9       Aggregation of Stock.  All shares of Registrable Securities
                    --------------------
held or acquired by affiliated entities or persons shall be aggregated together for the purposes of determining the availability of any rights under this Agreement.

          2.10      Entire Agreement; Amendment; Waiver.  This Agreement
                    -----------------------------------
constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          2.11      Representation of Company.  The Company warranties and
                    -------------------------
represents that the grant herein of registration rights to the Holders does not contravene, violate or breach any agreement or understanding to which Company is a party.



           [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above written.


AMERIQUEST TECHNOLOGIES, INC.
-----------------------------

By:
   -----------------------------------
Name:

Its:


     COMPUTER 2000 AG:
     ----------------

By:
    ----------------------------------
Name:
Its:


SUB:
---

By:
   -----------------------------------
Name:
Its:



               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                   EXHIBIT F
                                   ---------



                         AMERIQUEST TECHNOLOGIES, INC.

                      DIRECTOR'S INDEMNIFICATION AGREEMENT
                                  AND RELEASE

     This Director's Indemnification Agreement, dated as of _____________, 199_, is made by and between AmeriQuest Technologies, Inc., a Delaware corporation (the "Company"), and _________________, a director [and officer] of the Company
      -------
(the "Indemnitee").
      ----------

                                    RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by comprehensive liability insurance and/or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers;

     B. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract
                               -----
talented and experienced individuals to serve as officers and directors of the Company, and to encourage such individuals to take the business risks necessary for the success of the Company, it is necessary or desirable for the Company to contractually indemnify officers and directors, and to assume for itself maximum liability for expenses and damages in connection with claims against such officers and directors in connection with their service to the Company;

     C.  Section 145 of the General Corporation Law of Delaware ("Section 145"),
                                                                  -----------
the corporate law under which the Company is organized, empowers the Company to indemnify by agreement its officers, directors, employees and agents, and persons who serve, at the request of the Company, as directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive; and

     D. The Company has requested the Indemnitee to serve or continue to serve as a director or officer of the Company and desires that the Indemnitee be free from undue concern for claims for damages arising out of or related to such services to the Company.

                                   AGREEMENT

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.  DEFINITIONS.
         -----------

          1.1  Agent.  For the purposes of this Agreement, "agent" of the
               -----
Company means any person who is or was a director or officer of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interest of the Company or a subsidiary of the Company as a director or officer of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or an affiliate of the Company; or was a director or officer of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director or officer of another enterprise or affiliate of the Company at the request of, for the convenience of, or to represent the interests of such predecessor corporation. The term "enterprise" includes any employee benefit plan of the Company, its subsidiaries, affiliates and predecessor corporations.

          1.2  Expenses.  For purposes of this Agreement, "expenses" includes
               --------
all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees, expenses and related disbursements and other out-of-pocket costs) actually and reasonably incurred by the Indemnitee in connection with the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification or advancement of expenses under this Agreement, Section 145 or otherwise; provided, however, that expenses shall not include any judgments, fines, ERISA excise taxes or penalties or amounts paid in settlement of a proceeding.

          1.3  Proceeding.  For the purposes of this Agreement, "proceeding"
               ----------
means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

          1.4  Subsidiary.  For purposes of this Agreement, "subsidiary" means
               ----------
any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

     2.  AGREEMENT TO SERVE.  The Indemnitee agrees to serve and/or continue to
         ------------------
serve as an agent of the Company, at the will of the Company (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, faithfully and to the best of his ability so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the charter documents of the Company or any subsidiary of the Company; provided, however, that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Company or any subsidiary shall have no obligation under this Agreement to continue Indemnitee in any such position.

     3.  DIRECTORS' AND OFFICERS' INSURANCE.  The Company shall use its best
         ----------------------------------
efforts to maintain in effect a policy of directors' and officers' liability insurance ("D&O Insurance"), on such terms and conditions of at least the same
            -------------
coverage and amounts as currently in existence.

     4.  MANDATORY INDEMNIFICATION.  Subject to Section 9 below, the Company
         -------------------------
shall indemnify the Indemnitee:

          4.1  Third Party Actions.  If the Indemnitee is a person who was or is
               -------------------
a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement, trial, litigation or appeal of such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption
   ---------------
that (i) Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful; and

          4.2  Derivative Actions.  If the Indemnitee is a person who was or is
               ------------------
a party or is threatened to be made a party to any proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any amounts paid in the defense or settlement of any such proceeding and all expenses and other liabilities actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to willful misconduct of a culpable nature in the performance of his duty to the Company, unless and only to the extent that the Court of Chancery or the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the Court of Chancery or such other court shall deem proper; and

          4.3  Exception for Amounts Paid by Insurance. Notwithstanding the
               ---------------------------------------
foregoing, but without limiting the Company's obligations hereunder to honor its indemnification obligations promptly, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) to the extent such have been paid directly to Indemnitee by D&O Insurance.

     5.  PARTIAL INDEMNIFICATION.  If the Indemnitee is entitled under any
         -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement, trial, litigation or appeal of a proceeding but not entitled, however, to indemnification for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion thereof to which the Indemnitee is not entitled to the indemnification.

     6.  MANDATORY ADVANCEMENT OF EXPENSES.
         ---------------------------------

          6.1  Advancement.  Subject to Section 9 below, the Company shall
               -----------
advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company or by reason of anything done or not done by him in any such capacity. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company under the provisions of this Agreement, the Certificate of Incorporation or Bylaws of the Company, the General Corporation Law of Delaware or otherwise. The advances to be made hereunder shall be paid by the Company to the Indemnitee within thirty (30) days following delivery of a written request therefor by the Indemnitee to the Company.

          6.2  Exception.  Notwithstanding the foregoing provisions of this
               ---------
Section 6, the Company shall not be obligated to advance any expenses to Indemnitee arising from a lawsuit filed directly by (but not derivatively on behalf of) the Company against the Indemnitee if an absolute majority of the members of the Board of Directors reasonably determines in good faith, within thirty (30) days of Indemnitee's request to be advanced expenses, that the facts known to them at the time such determination is made demonstrate clearly and convincingly that the Indemnitee acted in bad faith or in a manner that such person did not believe to be in, or not opposed to, the best interests of the Company. If such a determination is made, Indemnitee may have such decision reviewed by another forum, in the manner set forth in Sections 8.3, 8.4 and 8.5 hereof, with all references therein to "indemnification" being deemed to refer to "advancement of expenses," and the burden of proof shall be on the Company to demonstrate that, based on the facts known at the time, the Indemnitee acted in a manner set forth in the previous sentence. The Company may not avail itself of this Section 6.2 as to a given lawsuit if, at any time after the occurrence of the activities or omissions that are the primary focus of the lawsuit, the Company has undergone a change in control. For this purpose a change in control shall mean (a) a given shareholder or group of affiliated shareholders increasing their beneficial ownership interest in the Company by at least 20 percentage points without advance Board approval,
(b) a merger or consolidation of the Company in which the Company is not the surviving entity, or (c) a sale of more than 50% of the assets of the Company.

     7.  NOTICE AND OTHER INDEMNIFICATION PROCEDURES.
         -------------------------------------------

          7.1 Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

          7.2 If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7.1 hereof, the Company shall promptly honor its indemnification obligations hereunder, and if the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, or reimburse the Company for amounts paid by it on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          7.3 In the event the Company shall be obligated to advance the expenses for any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (a) the Indemnitee shall have the right to employ his own counsel in any such proceeding at the Indemnitee's expense; (b) the Indemnitee shall have the right to employ his own counsel in connection with any such proceeding, at the expense of the Company, if such counsel serves in a review, observer, advice and counseling capacity and does not otherwise materially control or participate in the defense of such proceeding; and (c) if
(i) the employment of counsel by the Indemnitee has been previously authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     8.  DETERMINATION OF RIGHT TO INDEMNIFICATION.
         -----------------------------------------

          8.1 To the extent the Indemnitee has been successful on the merits or otherwise in defense of any proceeding referred to in Section 4.1 or 4.2 of this Agreement or in the defense of any claim, issue or matter described therein, the Company shall indemnify the Indemnitee against expenses actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding, or such claim, issue or matter, as the case may be.

          8.2 In the event that Section 8.1 is inapplicable, or does not apply to the entire proceeding, the Company shall nonetheless indemnify the Indemnitee unless the Company shall prove by clear and convincing evidence to a forum listed in Section 8.3 below that the Indemnitee has not met the applicable standard of conduct required to entitle the Indemnitee to such indemnification.

          8.3 The Indemnitee shall be entitled to select the forum in which the validity of the Company's claim under Section 8.2 hereof that the Indemnitee is not entitled to indemnification will be heard from among the following:

          (a) A quorum of the Board consisting of directors who are not parties to the proceeding for which indemnification is being sought;

          (b) The stockholders of the Company;

          (c) Legal counsel selected by the Indemnitee, and reasonably approved by the Board, which counsel shall make such determination in a written opinion; or

          (d) A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by the Indemnitee, and the last of whom is selected by the first two arbitrators so selected.

          8.4 As soon as practicable, and in no event later than 30 days after written notice of the Indemnitee's choice of forum pursuant to Section 8.3 above, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee's counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification; and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

          8.5 If the forum listed in Section 8.3 hereof selected by Indemnitee determines that Indemnitee is entitled to indemnification with respect to a specific proceeding, such determination shall be final and binding on the Company. If the forum listed in Section 8.3 hereof selected by Indemnitee determines that Indemnitee is not entitled to indemnification with respect to a specific proceeding, the Indemnitee shall have the right to apply to the Court of Chancery of Delaware, the court in which that proceeding is or was pending or any other court of competent jurisdiction, for the purpose of determining whether Indemnitee is entitled to indemnification and enforcing the Indemnitee's right to indemnification pursuant to the Agreement.

          8.6 Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all expenses incurred by the

Indemnitee in connection with any hearing or proceeding under this Section 8 involving the Indemnitee and against all expenses incurred by the Indemnitee in connection with any other proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that each of the material claims and/or defenses of the Indemnitee in any such proceeding was frivolous or not made in good faith.

     9.  EXCEPTIONS.  Any other provision herein to the contrary
         ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          9.1  Claims Initiated by Indemnitee.  To indemnify or advance expenses
               ------------------------------
to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings specifically authorized by the Board of Directors or brought to establish or enforce a right to indemnification and/or advancement of expenses under this Agreement, the charter documents of the Company or any subsidiary, or any statute or law or otherwise, but such indemnification or advancement of expenses may be provided by the Company in specific cases if a majority of the Board of Directors finds it to be appropriate; or

          9.2  Unauthorized Settlements.  To indemnify the Indemnitee hereunder
               ------------------------
for any amounts paid in settlement of a proceeding unless the Company consents in advance in writing to such settlement, which consent shall not be unreasonably withheld; or

          9.3  Unlawful Indemnification.  To indemnify the Indemnitee if a final
               ------------------------
decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful. In this respect, the Company and the Indemnitee have been advised that the Securities and Exchange Commission takes the position that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication; or

          9.4  Excluded Acts.  To indemnify Indemnitee for any acts or omissions
               -------------
or transactions from which a director may not be lawfully indemnified under the Delaware General Corporation Law; or

          9.5  Lack of Good Faith.  To indemnify Indemnitee for any expenses
               ------------------
incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          9.6  Claims Under Section 16(b).  To indemnify Indemnitee for expenses
               --------------------------
and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     10.  NON-EXCLUSIVITY.  The provisions for indemnification and advancement
          ---------------
of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in Indemnitee's official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

     11.  GENERAL PROVISIONS
          ------------------

          11.1  Interpretation of Agreement.  It is understood that the parties
                ---------------------------
hereto intend this Agreement to be interpreted and enforced so as to provide indemnification and advancement of expenses to the Indemnitee to the fullest extent now or hereafter permitted by law, except as expressly limited herein.

          11.2  Severability.  If any provision or provisions of this Agreement
                ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(a) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 11.1 hereof.

          11.3  Modification and Waiver.  No supplement, modification or
                -----------------------
amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          11.4  Subrogation.  In the event of payment under this Agreement, the
                -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary or desirable to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

          11.5  Counterparts.  This Agreement may be executed in one or more
                ------------
counterparts, which shall together constitute one agreement.

          11.6  Successors and Assigns.  The terms of this Agreement shall bind,
                ----------------------
and shall inure to the benefit of, the successors and assigns of the parties hereto.

          11.7  Notice.  All notices, requests, demands and other communications
                ------
under this Agreement shall be in writing and shall be deemed duly given (a) if delivered by hand and receipted for by the party addressee or (b) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

          11.8  Governing Law.  This Agreement shall be governed exclusively by
                -------------
and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely with Delaware.

          11.9  Consent to Jurisdiction.  The Company and the Indemnitee each
                -----------------------
hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first written above.


     AMERIQUEST TECHNOLOGIES, INC.

     By:
        ---------------------------------
     Its:
         --------------------------------
     Title:
            -----------------------------
     Address:  MacArthur Place
               3 Imperial Promenade
               Santa Ana, CA 92707


     INDEMNITEE:

     By:
        ---------------------------------
     Name:
           ------------------------------
     Address:
              ---------------------------

              ---------------------------

                                 MUTUAL RELEASE


     Computer 2000 AG, a company organized under the laws of the Federal Republic of Germany ("C2000"), and __________________ ("Director"), a director
                      -----                             --------
[and officer] of AmeriQuest Technologies, Inc., a Delaware corporation (the

"Company"), enter into this Mutual Release as of ______________, 1995.
--------

     In consideration for the release by Director set forth below, C2000, acting for itself and, to the extent it is legally able to do so, all other C2000 Persons (as defined below), hereby releases Director and Director's affiliates from and against any and all claims of every kind or nature, whether known or unknown, accrued or accruing, contingent or otherwise, that C2000 or any of its subsidiaries, affiliates, partners, shareholders, officers, directors, controlling persons, employees, representatives or agents, successors or assigns (each a "C2000 Person") may have against Director and Director's affiliates
         ------------
arising out of the fact that Director is or was a director or officer of the Company or by reason of anything done or not done by him in any such capacity, unless Director acted (or failed to act) fraudulently, in bad faith or in a manner that Director did not believe to be in the best interests of the Company.

     In consideration for the release by C2000 set forth above, Director hereby releases C2000 and each C2000 Person from and against any and all claims of every kind or nature, whether known or unknown, accrued or accruing, contingent or otherwise, that Director or any of Director's affiliates may have against C2000 and any C2000 Person arising out of C2000's transactions or agreements or proposed transactions or agreements with the Company or any of its subsidiaries, affiliates, officers, directors, shareholders, controlling persons, employees, representatives or agents (each a "Company Person") or anything done or not done
                                   --------------
by C2000 or any C2000 Person with respect to Director, any of Director's affiliates, the Company or any Company Person, unless C2000 or such C2000 Person, as applicable, acted (or failed to act) fraudulently, in bad faith or in a manner that C2000 or such C2000 person, as applicable, did not believe to be in the best interests of C2000 or the Company.

     Each of C2000 and Director acknowledges that the foregoing release of each applies to claims which the releasing party does not know of or suspect to exist in such party's favor, whether through ignorance, oversight, error, negligence or otherwise and which, if known, would materially affect such party's decision to enter into this Mutual Release, and each waives all rights under Section 1542 of the California Civil Code (or under any similar law) that states as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     Each of C2000 and Director represent and agree (a) that in executing this Mutual Release such party is not relying on any representation, promise or statement made by anyone that is not set forth herein and (b) that such party has not assigned, transferred or purported to assign or transfer to any other person or entity.

     IN WITNESS WHEREOF, the parties have executed this Mutual Release as of the date first set forth above.

                                           DIRECTOR:


                                           ------------------------------------
                                           C2000:

                                           Computer 2000 AG


                                           By:
                                              ---------------------------------
                                           Title:
                                                  -----------------------------

                                           By:
                                              ---------------------------------
                                           Title:
                                                 ------------------------------